Registration Nos. 2-11522

811-173

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 101	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 60	☒

DODGE & COX FUNDS

(Exact Name of Registrant as Specified in Charter)

555 California Street, 40th Floor,

San Francisco, CA 94104

(Address of Principal Executive Office)

Registrant’s Telephone Number including Area Code: (415) 981-1710

Roberta R. W. Kameda, Esq., 555 California Street, 40th Floor, San Francisco, CA 94104

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on November 6, 2020 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date of a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

DODGE & COX FUNDS®

August 3, 2020

Prospectus

Emerging Markets Stock Fund [(TICKER)]

ESTABLISHED 2020

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the SEC, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Fund’s website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

       Printed on recycled paper

Fund Summary
1	Dodge & Cox Emerging Markets Stock Fund
4	Summary of Other Important Information About Fund Shares
5	Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
5	Dodge & Cox Investment Management Approach
12	How To Purchase Shares
14	How To Redeem or Exchange Shares
17	Transactions Through Financial Intermediaries
17	Excessive Trading Limitations
18	Other Transaction Information
19	Escheatment of Abandoned Property
19	Pricing of Fund Shares
20	Income Dividends and Capital Gain Distributions
20	Federal Income Taxes
21	Fund Organization and Management
Investment Committee
23	Emerging Markets Equity Investment Committee
23	Investment Information and Shareholder Services
25	Financial Highlights

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of your investment.

Dodge & Cox Emerging Markets Stock Fund

Investment Objectives

The Fund seeks long-term growth of principal and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[0.60	]%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)*	[	]%
[Acquired fund fees and expenses**]	[	]%

Total Annual Fund Operating Expenses***	[0.70	]%

*	Other expenses are based on estimated amounts for the current fiscal year.
[**	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.]
***	Until the end of the fiscal period ending May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at [0.70]%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year			3 Years
$	[	]	$	[	]

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. The Fund is not required to allocate its investments in set percentages in particular countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of emerging market issuers. Derivative transactions that have economic characteristics similar to such equity securities are included in the Fund’s 80% investment policy. Emerging market issuers include those located in emerging market countries and those determined by Dodge & Cox to have significant economic exposure to emerging market countries. For purposes of its 80% investment policy, Dodge & Cox will consider countries that are not part of the MSCI Developed Market Indices (including frontier markets countries) to be emerging market countries. In determining whether an issuer is located in or has significant economic exposure to an emerging market country, Dodge & Cox will consider factors it deems relevant, which may include: the issuer’s domicile, the location of the issuer’s principal place of business and/or whether the issuer has substantial assets in, or derives significant revenues or profits from, emerging market countries. The Fund may use derivatives, such as futures, options, forwards or swaps either to create exposure to equity securities or to hedge against exposure created by its other investments. The Fund may gain exposure to emerging market issuers by investing in exchange-traded funds (“ETFs”).

In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. Dodge & Cox relies on fundamental research to select investments for the Fund’s portfolio, supplemented by financial screening models that help identify companies from within the Fund’s investment universe for further consideration by research analysts. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders. The Fund may invest in companies of any size, including large-, medium-, and small-cap companies.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.

DODGE & COX FUNDS ∎ PAGE 1

∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund. The Fund may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies. Financial models used by the Fund to help identify potential investments may not adequately account for all relevant factors, may rely on inaccurate data inputs or assumptions or may contain design flaws which could negatively impact the Fund’s performance.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets. Emerging markets may have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Because the Fund focuses its investments in emerging market securities, it may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. issuers.
∎	Frontier market risk. Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier markets. Frontier markets are more susceptible to abrupt changes in currency values, have less mature settlement practices, and can have lower trading volumes that can lead to more price volatility and lower liquidity.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs, ADSs, GDRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. The Fund generally holds non-U.S. securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging and frontier markets. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk. Emerging and frontier market currencies may be more volatile than currencies of more developed countries.
∎	China investment risk. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. The Chinese government has historically exercised substantial control over China’s economy and financial markets. Although economic reforms have recently liberalized trade policy and reduced government control, changes in these policies could adversely affect Chinese companies or investments in those companies. Changes in government policy could also substantially affect the value of China’s currency relative to the U.S. dollar. The Chinese economy is highly dependent on exporting products and services and could experience a significant slowdown if there is a reduction in global demand for Chinese exports or as the result of trade tensions with the United States or other key trading partners.
∎	Geographic Risk. From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, risks relating to economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may be more volatile if it focuses its investments in certain countries, especially emerging market or frontier market countries.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may be greater in emerging and frontier markets than in more developed markets.
∎

Small-Cap Securities Risk. Small cap companies may be more volatile and subject to greater short term risk than larger, more established companies. They are likely to be less liquid than companies with larger market capitalizations, which could affect the overall liquidity of the Fund’s portfolio. In addition, smaller companies may have limited product lines or markets, be less financially secure, and depend on a more limited management

PAGE 2   ∎ DODGE & COX FUNDS

group than larger companies. It may also be difficult to evaluate the potential for long-term growth of smaller companies.
∎	Derivatives risk. Investing with derivatives, such as forward contracts, swaps, futures, options, structured securities and equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivative transactions can create leverage, which means adverse changes in the value of the underlying asset, reference rate or index could cause the Fund to lose substantially more than the amount of assets invested in the derivative itself. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. The treatment of derivatives under securities and tax laws may be less certain than it is for other types of investments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Large investor transaction risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Since the Fund has not commenced operations, no historical performance is presented.

Fund Management

Dodge & Cox serves as investment manager to the Emerging Markets Stock Fund. The Fund is managed by Dodge & Cox’s Emerging Markets Equity Investment Committee (“EMEIC”), which consists of the following six members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (“USEIC”), Global Equity Investment Committee (“GEIC”), and International Equity Investment Committee (“IEIC”)	*/37
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of IEIC and GEIC	*/32
Mario C. DiPrisco	Vice President and Research Analyst, and member of IEIC	*/22
Sophie Chen	Vice President and Research Analyst	*/9
Rameez Dossa	Vice President and Research Analyst	*/8
Robert S. Turley	Vice President and Research Analyst	*/8

*	Effective [_______, 2020]

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 10 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 3

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for shares of the Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after DST Asset Manager Solutions, Inc. (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Tax Information

The Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from the Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

Payments to Financial Intermediaries

If you purchase the Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available the Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

PAGE 4   ∎ DODGE & COX FUNDS

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

This section takes a closer look at the investment objectives and certain risks of investing in the Dodge & Cox Emerging Markets Stock Fund (the “Fund”). This section also provides information regarding the Fund’s disclosure of portfolio holdings.

Dodge & Cox Investment Management Approach

Fundamental bottom-up research, a long-term investment horizon, and rigorous valuation discipline are central to Dodge & Cox’s investment philosophy. Investment decisions are made by a team of seasoned investment professionals based on key fundamental factors that we believe determine investment value over the long term. We promote communication and collaboration among our investment analysts, and each investment idea is subject to committee review for both its merits as a specific investment and its role in the overall portfolio. Our approach stresses an evaluation of risk relative to opportunity and we seek investments that we believe are undervalued by the market.

Dodge & Cox’s equity investment strategy is to build a portfolio of individual securities that we believe are undervalued given their long-term prospects. Individual company research drives the selection of equity securities for the Fund’s portfolio. Our team of global research analysts, organized by industry, conducts detailed primary research, which provides us the necessary perspective about industry dynamics to assess company fundamentals and compare valuations. We identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over a three-to-five year period. We focus our research efforts on factors — such as franchise strength, competitive dynamics, growth opportunities, and management quality — that we believe ultimately determine business success. When evaluating investment opportunities, Dodge & Cox may also consider whether environmental, social and/or corporate governance factors are likely to have a material impact on a company’s risk/reward profile. The Fund may invest in companies of any size, including large-, medium, and small-cap companies. It is the general practice of the Fund to invest in equity securities that have liquid secondary markets. Particularly when investing in securities of non-U.S. issuers, Dodge & Cox considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders. We consider the sale of a holding when we believe the price of a company’s equity securities reflects more optimistic expectations about the company’s prospects than our own expectations, when our assessment of a company’s long-term fundamentals grows negative, or when we identify more attractive opportunities elsewhere.

Dodge & Cox Emerging Markets Stock Fund (the “Fund”)

Investment Objective: The Fund seeks long-term growth of principal and income.

The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. The Fund is not required to allocate its investments in set percentages in particular countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of emerging market issuers. This investment policy of the Fund may be changed without shareholder approval; however, this investment policy will not be changed without 60 days’ prior notice to shareholders. Equity securities may include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks and securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). Derivative transactions that have economic characteristics similar to such equity securities are included in the Fund’s 80% investment policy. The Fund may gain exposure to emerging market issuers by investing in exchange-traded funds (“ETFs”).

Emerging market issuers include those located in emerging market countries and those determined by Dodge & Cox to have significant economic exposure to emerging market countries. For purposes of its 80% investment policy, Dodge & Cox will consider countries that are not part of the MSCI Developed Market Indices (including frontier markets countries) to be emerging market countries. The term “frontier markets countries” encompasses those countries that are at an earlier stage of economic, political, or financial development, even by emerging market standards. In determining whether an issuer is located in or has significant economic exposure to an emerging market country, Dodge & Cox will consider factors it deems relevant, which may include: the issuer’s domicile, the location of the issuer’s principal place of business and/or whether the issuer has substantial assets in, or derives significant revenues or profits from, emerging market countries. The Fund may use derivatives, such as futures, options, or swaps either to create exposure to equity securities or to hedge against exposure created by its other investments. The Fund may, in certain circumstances, purchase put options referencing stock indices or use equity index futures to hedge against a decline in the value of the referenced index. The Fund may enter into currency forwards, swaps, futures, or options to hedge direct and indirect currency risk associated with any other portfolio investment. The Fund may hedge currency risk using “proxy” currencies (i.e., currencies that are correlated with, but not the same as the currency of the instrument being hedged).

In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. Dodge & Cox relies on fundamental research to select investments for the Fund’s portfolio, supplemented by financial models that help identify companies from within the Fund’s investment universe for further consideration by research analysts.

DODGE & COX FUNDS ∎ PAGE 5

The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, referencing U.S. and/or non-U.S. stock indices, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period.

Further information about specific investments is provided under Additional Information on Investments.

Investment Restrictions

The Fund is subject to additional investment restrictions which are described in the SAI.

The percentage limitations included in this prospectus and SAI apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Disclosure of Portfolio Holdings

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

The Fund will provide a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT (when available) on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings will also be available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

Additional Information on Investments

The following are investments and investment practices that are likely to be used by the Fund in seeking to achieve its objectives. This is not a complete list of every investment type that the Fund may use and the Fund may occasionally use an investment type even if it is not described below. Information about these investments is provided below; more information about these and other investments and investment practices that the Fund may use is provided in the SAI.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers’ acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a bank or securities dealer and agrees to resell the security to that bank or securities dealer on a specified future date at the same price, plus a specified interest rate.

Depositary Receipts. Depositary receipts, including American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and similar instruments are certificates evidencing ownership of securities of a foreign issuer. The certificates are issued by depositary banks and the underlying securities are held in trust by a custodian bank or similar institution. Depositary receipts may be purchased on securities exchanges or directly from dealers.

Derivatives.

Currency Derivatives. Currency derivatives can be used to manage non-U.S. currency exposure, to hedge non-U.S. interest rate risk, or to take long or short positions with respect to currencies or non-U.S. interest rates. The Fund may use currency derivatives to lock in the U.S. dollar purchase price of a non-U.S. dollar-denominated security or to hedge other types of exposure to non-U.S. currencies. The Fund may hedge a currency by entering into a transaction in an instrument that is denominated in a proxy currency other than the currency being hedged (a “cross hedge”) if Dodge & Cox believes that there is a correlation between the proxy currency in which the cross-hedge is denominated and the currency being hedged. Currency derivatives may be used in anticipation of an increase or decrease of the value of one currency relative to another. The Fund may also exchange currencies on a “spot” basis.

Currency Forwards, Swaps and Futures. Currency forward contracts (or “FX forwards”) are agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified currency amount at a specified future time and price. FX forwards are individually negotiated and privately traded. Although some FX forwards by their terms call for actual delivery or acceptance of currency, in many cases the contracts are settled with a cash payment representing the difference in value between two amounts of different currencies. A currency swap (or “FX swap”) is a transaction under which the parties agree to buy and sell identical amounts of two currencies on two different dates. This is typically arranged as a spot currency transaction (or short-dated currency forward contract) that will be reversed at a set future date through an offsetting currency forward transaction.

Currency futures contracts are agreements that are economically similar to currency forward contracts, but are standardized, traded through a national (or foreign) exchange, and cleared through an affiliate of the exchange.

PAGE 6   ∎ DODGE & COX FUNDS

Equity Derivatives

Equity Index Futures. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index such as the MSCI Emerging Markets Index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of referenced index as of such date. The Fund may use long equity index futures to equitize non-equity assets (e.g., cash and receivables) in its portfolio. The Fund may use short equity index futures to try to protect the value of its portfolio against an overall decline in the market. Futures contracts are standardized, traded through an exchange, and cleared through an affiliate of the exchange.

Equity Total Return Swaps. An equity total return swap is a contract that can create long or short economic exposure to an underlying equity security, or to a basket or index of securities. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the security or securities underlying such contract (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

Equity Index Put Options. The buyer of an equity index put option receives the right to a payment equal to the difference between the strike price and the price of the referenced equity index upon exercise. If the value of the referenced index increases, the put option has no value, but the buyer is not obligated to make payments. Equity index put options may be used to hedge against a general downturn in the equity markets.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stocks. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stock holders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which represent an interest in non-U.S. securities held by a custodian bank).

Exchange-Traded Funds. An exchange-traded fund (“ETF”) is a fund that is comprised of a basket of securities that is traded on an exchange. Investing in an ETF is subject to the same primary risks as investing directly in the underlying securities in the basket. In addition, ETFs are subject to certain unique risks including, but not limited to, the risk that: (i) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted by the listing exchange. Shareholders will bear indirectly expenses of the ETF because such expenses impact the net asset value of the shares of the ETFs, which impacts the net asset value of the Fund.

Hybrid Securities. Hybrid securities have characteristics that differ from both common stocks and senior debt securities, typically ranking senior to common stock and subordinate to senior debt in an issuer’s capital structure. Hybrid securities may have features such as deferrable and/or non-cumulative interest payments, long-dated maturity or no maturity, reduced or no acceleration rights, and may be subject to principal reduction without default under certain circumstances. Types of hybrid securities include, without limitation, preferred stocks, warrants, capital securities, convertible securities, and contingent convertible bonds.

Preferred Stock. Preferred stock is usually subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip (“non-cumulative” preferred stock) or defer (“cumulative” preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants permit a holder to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Non-U.S. Securities. The Fund may invest in securities of non-U.S. issuers denominated either in U.S. dollars or in a non-U.S. currency. For purposes of this prospectus, non-U.S. (or foreign) issuers are generally non-U.S. governments or companies organized outside the United States, but the Fund may make a different designation in certain circumstances.

Private Placement Securities. The Fund may invest in securities issued in private placements, including 144A securities. Such securities are subject to legal or contractual restrictions on resale and may include equity or debt securities of U.S. and non-U.S. issuers that are issued without registration with the SEC, including offerings outside the United States. Private placement or restricted securities often have lower overall liquidity than registered securities traded on established secondary markets and may be considered illiquid.

Standby Commitment Agreements. A standby commitment agreement obligates one party, for a set period of time, to purchase a certain amount of a security that may be issued and sold to that party at a predetermined price at the option of the issuer or its underwriter. The purchasing party receives a commitment fee in exchange for its promise to purchase the security, whether or not it is eventually required to purchase the security. The value of the securities when they are issued may be more or less than the predetermined price.

Structured Securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”). Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent

DODGE & COX FUNDS ∎ PAGE 7

direct investments in such issuers or markets. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Structured securities may include equity-linked notes.

U.S. Government Obligations. A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. government. Obligations purchased by the Funds will be backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds.

When-Issued Securities. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased at a specific price for settlement on a future date in order to secure what is considered an advantageous price or yield at the time of entering into the transaction. A fund that purchases a when-issued security assumes all the rights and risks of ownership, including the risks of price and yield fluctuations, plus the risk that the security will not be issued as anticipated.

Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of the Fund will be achieved. The following section describes some of the risks involved in investing in the Fund. The summary below is not a complete list of every risk involved in investing in the Fund and the Fund may have exposure to a risk even if it is not disclosed below. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector-, industry-, or region-specific risks. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation. There is more information about these and other risks in the SAI.

Counterparty Risk. Non-cleared derivatives, such as currency forward contracts and currency swaps, and other principal (i.e., non-exchange traded) transactions are subject to the risk that a counterparty may not make payments or deliveries when required to do so. Deterioration in the actual or perceived creditworthiness of a counterparty may affect the value of a derivative or other transaction with that counterparty. A number of broker-dealers and other financial institutions have experienced extreme financial difficulty in the past, sometimes resulting in bankruptcy.

Counterparties may become subject to special resolution regimes in the United States and other jurisdictions, which may affect a fund’s ability to terminate and exercise remedies in respect of derivative positions. Although we monitor the creditworthiness of our counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to that Fund. Cleared derivatives are subject to the risk that the central clearing counterparty does not perform, which could occur in the event of large or widespread number of defaults.

China Investment Risk. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. The Chinese government has historically exercised substantial control over China’s economy and financial markets. Although economic reforms have recently liberalized trade policy and reduced government control, changes in these policies could adversely affect Chinese companies or investments in those companies. Changes in government policy could also substantially affect the value of China’s currency relative to the U.S. dollar. The Chinese economy is highly dependent on exporting products and services and could experience a significant slowdown if there is a reduction in global demand for Chinese exports or as the result of trade tensions with the United States or other key trading partners.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, forwards contracts and swap agreements, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. For example, cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is subject to the hedge. Derivatives can create leverage because they may create exposure to an amount of a security, index, or other underlying instrument (a “notional amount”) that is larger than their market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss (which, for certain types of derivatives, may be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; and certain types of derivatives may be terminated or modified only with the consent of their counterparties. Derivatives may require the Fund to post collateral to secure outstanding exposure, which may cause the Fund to forego other investment opportunities. Derivatives are subject to Counterparty Risk, as described above. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own.

PAGE 8   ∎ DODGE & COX FUNDS

Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The successful use of derivatives will often depend on the ability to accurately forecast movements in the market relating to the underlying instrument, Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than Dodge & Cox anticipates, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by Dodge & Cox or that, if used, such strategies will be successful. Regulations may require the Fund to segregate certain of its assets or buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

When a derivative is used for hedging purposes, gains generated by the derivative will generally be substantially offset by losses on the hedged investment and vice versa. Hedging can reduce or eliminate gains. Furthermore, while hedging is intended to mitigate possible losses due to specific risks, if a derivative used for hedging purposes does not correlate with the risk(s) and/or asset(s) it is hedging or otherwise does not perform to the extent expected, the Fund could experience no benefit from the hedge or lose more than it would have without seeking to hedge, especially under extreme market conditions. The Fund must also pay transaction costs associated with investing in derivatives which further reduce potential gains or increase potential losses.

Future regulation of derivatives and related instruments by the U.S. and non-U.S. governments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Emerging Markets Risk. Non-U.S. Investment Risk (described below) may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to U.S. or developed non-U.S. issuers. Emerging markets may have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets.

To the extent the Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. Because the Fund focuses its investments in emerging market securities, it may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. issuers.

Equity Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by the Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy.

Geographic Risk. From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, risks relating to economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may be more volatile if it focuses its investments in certain countries, especially emerging market and frontier market countries.

Hybrid Securities Risk. Hybrid securities are typically subordinated to an issuer’s senior debt instruments; therefore, they are subject to greater credit risk than those senior debt instruments. Many hybrid securities are subject to provisions permitting their issuers to skip or defer distributions under specified circumstances. Hybrid securities may have limited or no voting rights and may have substantially lower overall liquidity than many other securities. Certain types of hybrid securities, such as non-cumulative perpetual preferred stock, are issued predominantly by companies in the financial services industry and thus may present increased risk during times of financial upheaval, which may affect financial services companies more than other types of issuers.

Leverage Risk. The Fund is exposed to leverage risk through its investments in leverage-creating derivatives, such as total return swaps or equity index products. Adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or “earmark” assets determined to be liquid by Dodge & Cox in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

DODGE & COX FUNDS ∎ PAGE 9

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, which could result in the Fund being unable to buy or sell an investment at an advantageous time or price, which could force the Fund to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument.

Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market. The Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk may intensify during periods of economic uncertainty.

Unusually high redemption requests or other unusual market conditions may make it difficult for the Fund to honor redemption requests within the permitted period. Meeting such requests could require the Fund to sell securities at reduced prices or under unfavorable conditions which could result in significant dilution of remaining shareholders’ interests in the Fund. Other market participants may be attempting to liquidate holdings at the same time as the Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment; Dodge & Cox may not make timely purchases or sales of securities for the Fund; and the Fund’s investment objective may not be achieved. The Fund’s performance could differ significantly from its comparative index, or other funds with similar objectives and investment strategies. Dodge & Cox uses financial and other models as part of its investment research, portfolio management, and trading processes. Such models may not adequately account for all relevant factors, may rely on inaccurate data inputs or assumptions or may contain design flaws. The model relies on accurate market data inputs. If inaccurate market data is entered into the model, the resulting information will be incorrect. Any such issues could prevent Dodge & Cox from considering the full range of potential investments, which could negatively impact the Fund’s performance. Also, depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style.

Dodge & Cox applies investment ideas, including target allocations, to all eligible client portfolios within a particular strategy, including funds and separately managed account clients. This means Dodge & Cox may seek to buy or sell very large amounts of particular securities. As a result, certain investment opportunities that might be available to a smaller fund may not be available to the Fund. The Fund may not be able to take significant positions in limited investment opportunities or add significantly to existing positions. In addition, the Fund may not be able to quickly dispose of certain securities holdings.

The Fund is subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Fund may be unable to recover any losses associated with such failures.

Market Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment.

The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent the Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in the Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in the Fund’s share price.

Although it is not a principal investment strategy of any Fund to focus on a specific sector, Dodge & Cox’s research-oriented, bottom-up approach towards security selection may at times result in significant exposure to one or more sectors, such as financials or health care, potentially in excess of 25% of the Fund’s total assets. To the extent that the Fund has significant exposure to a particular sector, its share value may fluctuate in response to events disproportionately affecting that sector. Examples of such events include, but are not limited to, changes in economic or business conditions, new government regulations, and the availability of basic resources or supplies.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. The extent and duration of such effects are difficult to determine. Similar consequences could arise as a result of the spread of other infectious diseases.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect the Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S.

PAGE 10   ∎ DODGE & COX FUNDS

currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Dodge & Cox may not be able to accurately estimate an issuer’s non-U.S. currency exposure. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. The Fund bears transaction charges for currency exchange and currency hedging activities.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. The Fund generally holds non-U.S. securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market or frontier market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region.

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit the Fund’s ability to trade those securities.

Small-Cap Securities Risk. Small cap companies may be more volatile and subject to greater short term risk than larger, more established companies. They are likely to be less liquid than companies with larger market capitalizations, which could affect the overall liquidity of the Fund’s portfolio. In addition, smaller companies may have limited product lines or markets, be less financially secure, and depend on a more limited management group than larger companies. It may also be difficult to evaluate their potential for long-term growth.

Large Shareholder Transactions Risk. The Fund may experience adverse effects to the extent certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

DODGE & COX FUNDS ∎ PAGE 11

How to Purchase Shares

If the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent”), or an authorized agent or sub-agent, receives your request in good order before the time as of which the Fund’s shares are priced (normally at the scheduled close of trading on the NYSE, generally 4 p.m. Eastern Time (“ET”), your transactions will be priced at that day’s net asset value per share (“NAV”). If your request is received after that time, it will be priced at the next business day’s NAV. Please note that requests delivered to a post office box or reported as delivered by an expedited shipping service are not deemed received until they are received and scanned by the processing team at the Transfer Agent’s office. The Fund is offered on a no-load basis. You do not pay sales charges or 12b-1 distribution fees.

	To Open and Maintain an Account	To add to an Account
	Minimum Investment* $2,500 (regular account) $1,000 (IRA)	Minimum Investment* $100
By Internet dodgeandcox.com

Current Dodge & Cox Fund shareholders can visit the Dodge & Cox Funds’ website and log in to “Account Access” to open additional accounts or to exchange shares from an existing Dodge & Cox Fund account to a new account with the same registration. You can also roll assets over or transfer a lump sum from a non-Dodge & Cox Funds traditional or Roth IRA, or a qualified pension or profit-sharing plan.

New shareholders should visit “Invest with Us” to open an account.

Current Dodge & Cox Fund shareholders can visit the Dodge & Cox Funds’ website and log in to “Account Access” to make subsequent investments directly from your pre-established bank account or exchange from another Dodge & Cox Fund account with the same registration.

By Mail

Regular Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, MO 64121-9502

Express, Certified or
Registered Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219502

Kansas City, MO 64105-1407

Complete and sign the Account Application or IRA Application with a check for investment. To transfer or rollover from another eligible retirement plan, use the IRA Transfer of Assets Form.

Call 800-621-3979 or visit the Fund’s website at dodgeandcox.com to obtain the appropriate forms.

Mail your check with an Invest-By-Mail form detached from your quarterly statement.

Make your check payable to Dodge & Cox Funds. All checks must be made in U.S. dollars and drawn on U.S. banks.

Important note: The Fund will not accept third party checks (checks not made payable to Dodge & Cox Funds), traveler’s checks, starter checks, or money orders.

Important note: If you buy Fund shares through a registered broker/dealer, financial institution, or investment adviser, the broker/dealer, financial institution, or adviser may charge you a service fee.

*

The Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

PAGE 12   ∎ DODGE & COX FUNDS

How to Purchase Shares (continued)

Important note: Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone or internet transactions. This option will become effective approximately 15 business days after the Account Application or Account Options form is received by the Transfer Agent. The price paid for shares of the Fund will be the next determined NAV after the Transfer Agent receives your investment instructions in good order. Your order may be canceled if payment is not received by the third business day after your order is placed.

	To Open and Maintain an Account	To Add to an Account
By Telephone 800-621-3979 Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day

Current Dodge & Cox Fund shareholders may call Client Services to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.

Current shareholders may call the automated system to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account to a new account with the same registration

New shareholders may not open an account by the automated system at this time.

Current Dodge & Cox Fund shareholders may call Client Services to make subsequent investments directly from a pre-established bank account or to exchange from another Dodge & Cox Fund account with the same registration.

Current shareholders may call the automated system to make subsequent investments directly from a pre-established bank account or to exchange shares from another Dodge & Cox Fund account with the same registration.

By Wire Wire to: State Street Bank and Trust Company Boston, MA ABA 0110 0002 8 Deposit DDA 9905-351-4 FFC Dodge & Cox (Fund Name) Fund Fund # / Account # Account Registration	Prior to making an initial investment by wire, a completed Account Application or IRA Application must have been received by the Fund. Once an account number has been assigned, call 800-621-3979 to notify the Fund of your incoming wire transaction.	Call Client Services at 800-621-3979 during business hours to notify the Fund of your incoming wire transaction.
Automatically	The Fund offers ways to invest automatically or to periodically rebalance investments. Call Client Services at 800-621-3979 or visit the Fund’s website at dodgeandcox.com to initiate automatic trading. You may also download the Account Options Form or IRA Options Form to establish this service. See Automatic Investment Plan and Automatic Periodic Rebalancing.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Certain institutional investors may be eligible to establish pre-authorized fax transaction privileges.

Important Information About Purchases. To help the government prevent the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. For your account to be in good order, the Fund must obtain the following information:

∎	Name;
∎	Date of birth (for individuals);
∎	Physical residential address (post office boxes are still permitted for mailing); and
∎	Social Security Number, Taxpayer Identification Number, or other identifying number.

DODGE & COX FUNDS ∎ PAGE 13

Following receipt of your information, the Fund is required to verify your identity. You may be asked to provide certain other documentation (such as a copy of a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. Additional information regarding beneficial ownership and control persons must be provided for certain types of legal entities.

The USA PATRIOT Act prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Fund can verify your identity. If the Fund is unable to verify your identity, the Fund is required to not open your account, close your account, or take other steps the Fund deems reasonable.

All purchases are subject to acceptance by the Fund, and the price of the shares will be the NAV which is next computed after receipt by the Transfer Agent, or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Fund Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

If you fail to furnish the Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions, and redemptions.

The Fund and its agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may have occurred; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

Notice to Non-U.S. Individual Shareholders: The Fund and its shares are only registered in the United States. Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, the Fund does not offer its shares for sale outside the United States. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States will be restricted from purchasing additional Shares.

How to Redeem or Exchange Shares

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order.

Good order means that the request includes:

∎	Fund name and account number;
∎	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
∎	Signatures of all owners exactly as registered on the account (for written requests);
∎	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees);
∎	Any certificates you are holding for the account; and
∎	Any supporting legal documentation that may be required.
∎

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory named on a certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) that accompanies the request or is on file with the Transfer Agent.

Sale or exchange requests received after the time as of which the Fund’s shares are priced (normally at the scheduled close of trading on the NYSE, generally 4 p.m. ET) are processed at the next business day’s NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Fund reserves the right to redeem shares in any account, including those in the name of an intermediary, and send the proceeds to the registered owner if the account value falls below the minimum initial investment amount. The Fund or its agent may, but is not required to, make reasonable efforts to notify the registered owner if the account falls below the minimum to provide the owner the option to contribute additional funds to meet the required minimum.

PAGE 14   ∎ DODGE & COX FUNDS

Account Type
By Internet dodgeandcox.com

All Accounts (Except retirement plans, corporate, and certain institutional accounts)

Visit the Dodge & Cox Funds’ website at dodgeandcox.com and log in to “Account Access” to place a sell order.

You may exchange shares from the Fund to open an account in another Fund or to add to an existing account with an identical registration.

By Mail

Regular Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, MO 64121-9502

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219502

Kansas City, MO 64105-1407

All Accounts

Visit the Fund’s website at dodgeandcox.com and download, complete, and mail in the Redemption Request Form for a taxable account or an IRA Distribution Request Form for an IRA to sell shares. These forms can also be obtained by calling Client Services at 800-621-3979.

Current shareholders may exchange shares into a new account with the same registration by providing written instructions. To exchange shares into an account with a different registration (including a different name, address, or taxpayer identification number, you must provide the Transfer Agent with written instructions that include the Medallion guaranteed signature of all current account owners. See Medallion Signature Guarantees and Change in Account Registration and Transfer of Shares.

By Telephone 800-621-3979 Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day

All Accounts

You may call Client Services during business hours to speak with a representative to sell or exchange shares. You can exchange shares from the Fund to open an account in another Dodge & Cox Fund or to add to an existing account with an identical registration. This includes exchanges from retirement to taxable accounts.

Automated Phone System:

All accounts (except IRAs, retirement plans, corporate, and certain institutional accounts)may utilize the automated phone system at any time to sell shares using the self-service options.

All accounts including IRAs (except certain retirement plans, corporate, and certain institutional accounts)may utilize the automated phone system at any time to exchange shares from the Fund to open an account in another Fund or to add to an existing account with identical registration.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Automatically	The Fund offers ways to sell shares automatically or to periodically rebalance investments. Call Client Services at 800-621-3979 or visit the Dodge & Cox Funds’ website at dodgeandcox.com to initiate automatic trading. You may also request or download the Account Options Form or IRA Distribution Request Form to establish this service. See Automatic Redemption Plan and Automatic Periodic Rebalancing.

Redemption Payments May Be Made By Check, Wire, or ACH

By Check Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) Medallion guaranteed.

By Wire The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions—with Medallion signature guarantee—received with the redemption order.

By ACH Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer.

Medallion Signature Guarantees You will need to have your signature Medallion guaranteed in certain situations, such as:

∎	Sending redemption proceeds to any person, address, or bank account not on record; or
∎	Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

DODGE & COX FUNDS ∎ PAGE 15

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Redemptions-in-kind The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a “redemption in kind”). Such conditions may include, but are not limited to, circumstances under which raising cash to meet a redemption could dilute the interests of the Fund’s remaining shareholders or compromise the Fund’s ability to raise enough cash to meet foreseeable redemption requests by other shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. In addition, if the Fund effects a redemption in kind, the redeeming shareholder will bear market, liquidity, and other risks associated with such securities. Some shareholders may be paid in whole or in part in securities (which may differ among shareholders), while other shareholders may be paid entirely in cash, even with respect to redemptions on the same date. There may be practical limitations on the Fund’s ability to effectuate redemptions in-kind, and it may not be possible for the Fund to exercise its right to redeem shares in-kind under certain circumstances.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRAs Redemption requests for Traditional IRAs must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

Important Information About Redemptions Under certain circumstances, the Transfer Agent may require additional documents, including stock powers with signatures Medallion guaranteed, trust instruments, death certificates, appointments as executor, and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be delivered to the Transfer Agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see Pricing of Shares) by the Transfer Agent or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of the Fund’s investments at the time of redemption.

If, subsequent to placing a redemption order, market fluctuations cause the value of your account to fall below the requested redemption amount, your entire account will be redeemed.

Redemption payments are made as soon as practicable, generally within two business days, but under normal circumstances no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, the Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. Any redemption where payment has not cleared by the 15th day will be cancelled.

There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Fund may suspend your redemption right or postpone payment at times when the NYSE is closed, trading on the NYSE is restricted, or under any emergency or other circumstances as determined by the SEC.

Under normal conditions, the Fund typically expects to meet shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. In periods of unusually high redemptions, during stressed market conditions or for other temporary or emergency purposes, the Fund may be required to use additional methods to meet shareholder redemptions. These methods include, but are not limited to, selling securities or otherwise liquidating investments, drawing on a credit facility to fund redemption requests, participating in an interfund lending facility, and making payment with Fund securities or other Fund assets rather than in cash (as discussed under “Redemptions-in-kind” above).

The Transfer Agent, acting on behalf of the Fund, may place a temporary hold on a pending transaction in a shareholder account, if the Transfer Agent reasonably believes that such transaction is the result of fraudulent activity or that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Exchanging Shares. An exchange is treated as a redemption and a purchase; therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

Telephone and Internet Transactions. By using telephone or internet purchase, redemption, and/or exchange options, you agree to hold the Fund, Dodge & Cox, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents harmless from any losses, expenses, costs, or liability (including attorney fees) which may be incurred in connection with the

PAGE 16   ∎ DODGE & COX FUNDS

exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. Although the Fund has adopted reasonable procedures to confirm that the instructions received are genuine, permitting telephone and internet redemptions in your account are subject to risk of losses due to unauthorized or fraudulent instructions. In addition, interruptions in service may mean that you will be unable to effect a redemption by telephone or internet when desired. For any questions regarding telephone or Internet transactions please call Client Services (800-621-3979).

If you are unable to reach the Fund by telephone or via the internet because of technical difficulties, market conditions, or a natural disaster, you have the option to make purchase, redemption, and exchange requests by regular or express mail. You may experience delays in exercising telephone redemption privileges, including during periods of abnormal market activity or high call volume. During periods of volatile economic or market conditions, you may want to consider transmitting redemption orders by internet or overnight courier.

If an account has multiple owners, the Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

Transactions Through Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Fund, Dodge & Cox, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Payments to Certain Employee Benefit Plan Financial Intermediaries Dodge & Cox, at its expense without additional cost to the Fund or its shareholders, may provide additional compensation to certain employee benefit plan financial intermediaries with respect to the Fund, either directly or indirectly. These payments may be made, at the discretion of Dodge & Cox, for shareholder recordkeeping or other administrative services provided to eligible defined contribution employee benefit plans holding the Fund. The level of payments made to such a qualifying employee benefit plan financial intermediary in any given year will equal approximately 0.10% of the market value of the Fund accounts serviced by the financial intermediary. A number of factors will be considered in determining whether compensation should be paid to a financial intermediary, including the qualifying financial intermediary’s willingness to enter into an Administrative Service Agreement (or equivalent), the recordkeeping, reporting, or other services to be provided, and the quality of the relationship with such Funds. Dodge & Cox makes these payments to help defray the costs incurred by qualifying financial intermediaries in connection with efforts to maintain employee benefit plan accounts for participants in a cost-efficient manner; however, Dodge & Cox does not audit the financial intermediaries to verify the extent or nature of services provided. Dodge & Cox will, on a periodic basis, determine the advisability of continuing these payments. These payments may be more or less than the payments received by financial intermediaries with respect to other mutual funds and may influence your financial intermediary to make available the Fund over other mutual funds. You should ask your financial intermediary about these differing and divergent interests and how it is compensated for administering your Fund investment.

In addition to the payments described above, Dodge & Cox may also make payments to third parties for, among other things, data and other information, such as underlying customer information with respect to omnibus accounts or other industry information.

Excessive Trading Limitations

The Fund is intended for long-term investment purposes and not for market timing or excessive short-term trading (“excessive trading”). The Fund’s Board of Trustees has approved policies and procedures designed to detect and deter excessive trading in the Fund.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider that you have violated the excessive trading policy if it determines:

∎	You sell or exchange shares within a short period of time after the shares were purchased;
∎	You enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or
∎	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

The following transactions are exempt from the excessive trading policy:

∎	Shares purchased through reinvested distributions (dividends and capital gains);
∎	Shares purchased through an automatic investment plan;
∎	Shares sold through an automatic investment or redemption plan or automatic periodic rebalancing;
∎	Shares redeemed substantially in kind;
∎	Scheduled retirement plan contributions;
∎	Required distributions from individual retirement accounts (IRA), pension or other retirement plans, and charitable organizations or endowments;
∎	IRA transfers of assets, Roth IRA conversions, or IRA recharacterizations;

DODGE & COX FUNDS ∎ PAGE 17

∎	Shares purchased or sold through certain “fund of funds” and asset allocation programs; and
∎	Certain transactions initiated by a trustee or adviser to a donor-advised charitable gift fund.

The Fund may also waive the application of excessive trading policies and procedures when it is determined that enforcement of such policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

Excessive trading may present risks to you and to the Fund in which you are a shareholder, including negative impact on the Fund’s performance, dilution in the value of its shares, interference with the efficient management of the Fund’s portfolio, losses on the sale of investments if securities are sold at unfavorable prices, increased taxable gains to remaining shareholders resulting from the need to sell securities to meet redemption requests, and increased brokerage and administrative costs. These risks may be greater to the extent the Fund invests in non-U.S. securities, which are believed to be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Fund’s non-U.S. portfolio securities trade and the time as of which the Fund’s NAV is calculated. For example, traders engaging in time zone arbitrage may seek to exploit changes in the value of the Fund’s portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Fund’s NAV. Arbitrageurs who are successful may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value. The Fund has pricing and valuation procedures that are intended to reduce the potential for dilution and other adverse effects that can result from pricing inefficiencies. Although the Fund’s excessive trading policy and pricing and valuation procedures are designed to prevent time zone arbitrage, there can be no assurances that such policies and procedures will be completely effective. See Pricing of Fund Shares.

Trade Activity Monitoring The Fund monitors selected trades on a daily basis. Trade activity monitoring may include: reviewing accounts where a purchase and sale occurs within a short period of time; reviewing transaction amount thresholds; and making comparisons against the Fund’s “known offenders” database, which contains information about investors who have violated the excessive trading policy in the past. If the Fund determines that an investor has engaged in excessive trading, the Fund may temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Fund seeks to act in a manner that is consistent with the best interests of Fund shareholders. The Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If the Fund believes that trading activity that appears excessive may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

The Fund or an authorized agent or sub-agent may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to the Fund. Such purchase orders may be revoked or cancelled by the Fund on the next business day after receipt of the order.

The application of the Fund’s excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

Financial Intermediaries In general, it is the Fund’s expectation that each financial intermediary will enforce either the Fund’s or its own excessive trading policy. As a general matter, the Fund does not directly monitor the trading activity of beneficial owners of the Fund’s shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by financial intermediaries. Although the Fund has entered into information sharing agreements with financial intermediaries, which give the Fund the ability to request information regarding the trading activity of beneficial owners and to prohibit further purchases by beneficial owners who violate the Fund’s excessive trading policy, the ability of the Fund to monitor, detect, and curtail excessive trading through financial intermediaries’ accounts may be limited, and there is no guarantee that the Fund will be able to identify shareholders who may have violated the Fund’s excessive trading policy. Depending on the portion of Fund shares held through such financial intermediaries, excessive trading through financial intermediaries could adversely affect Fund shareholders. Fund shareholders who invest through Financial Intermediaries should contact the financial intermediary regarding its excessive trading policies, which may impose different standards and consequences for excessive trading.

Other Transaction Information

Change in Account Registration and Transfer of Shares Changes in account registrations, such as changing the name(s) on your account or transferring shares to another person or legal entity, must be submitted in writing and may require a Medallion signature guarantee. If, subsequent to making a transfer request, market fluctuations cause the value of your account to fall below the requested transfer amount, your entire account will be transferred. Please call Client Services at 800-621-3979 or visit the Dodge & Cox Funds’ website at dodgeandcox.com and request or download the Change of Registration Form, the Gift of Shares Form, or the Inheritance Form to effect this change.

PAGE 18   ∎ DODGE & COX FUNDS

Escheatment of Abandoned Property

The Fund may be required to escheat (transfer to the state) your assets if they are deemed abandoned under a state’s unclaimed or abandoned property law. The following section provides a general summary of U.S. states’ unclaimed or abandoned property information.

Abandoned Property State unclaimed or abandoned property laws generally apply to both:

∎	Unclaimed securities, including shares of the Fund; and
∎	Uncashed dividends or other distributions from the Fund.

In the event that uncashed dividends or other distributions are deemed abandoned, the amounts of such dividends or distributions will be required to be reported and remitted to the applicable state. The state is required to hold such amounts until reclaimed by the owner, but will generally not pay interest on any amounts that are reclaimed.

In the event that your shares of the Fund are deemed abandoned, the Fund will be required to escheat or deliver the shares to the applicable state. The state is then typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated by the state, you will generally be able to recover only the amount that the state received when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheatment of shares to the state may also result in automatic withholding and tax penalties to you if the shares were held in a tax-deferred account such as an IRA. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

The rules for determining when a security or security distribution is required to be reported and delivered to the state vary considerably by state and may depend on the type of account in which the security is held. Some states require escheatment if you have had no contact with the Fund within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Other states may apply different rules. States may also change their rules or their interpretation of such rules from time to time.

Please check your state’s unclaimed or abandoned property department website for specific information.

Escheatment Prevention In order to prevent your assets from being deemed abandoned and escheated to a state, we recommend that you maintain contact with the Fund in a manner that demonstrates activity under the relevant state’s laws for each of your Fund accounts, including both IRAs and non-retirement accounts. These laws can typically be found on your State Treasurer’s website. It is recommended that you maintain direct contact with the Fund at least annually. Please note that certain states do not deem automatic plans as activity under such state’s escheatment laws. You may initiate contact in writing, by accessing your account through the Dodge & Cox Funds’ secure website at dodgeandcox.com, by calling into Client Services at 800-621-3979 and completing the automated security verification process or by speaking to a Client Service representative. Additionally, please notify us of any name or address changes immediately and cash dividend and redemption checks from your account(s) promptly. It is also important to keep your beneficiary designations current. The Fund may attempt to notify you by mail if you are at risk of escheatment due to inactivity. Please open all correspondence from the Funds and respond, if requested.

Pricing of Fund Shares

The share price (net asset value per share or NAV) for the Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Fund reserves the right to (i) advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV or (ii) accept purchase and redemption orders until, and calculate NAV as of, the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate their NAV) on days that the NYSE is closed for business (scheduled or unscheduled). However, on any day that the NYSE is closed when it would normally be open for business, the Fund may determine to accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine. The days and times at which transactions and shares are priced, and until which orders are accepted, may also be changed in the event of an emergency or otherwise as permitted by applicable regulations.

If the Fund, or its authorized agent or sub-agent, receives your request in good order before the time as of which the Fund prices its shares (normally at the scheduled close of trading on the NYSE, generally 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV.

The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, structured investments, and derivatives traded over-the-counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models,

DODGE & COX FUNDS ∎ PAGE 19

and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar investments, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon the sale of the securities.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Income Dividends and Capital Gain Distributions

Income dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you elect another option. The advantage of reinvesting arises from compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares. Income dividends and capital gains distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network.

Important tax note: The Fund’s income dividends and capital gains distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

Income Dividends The Fund normally pays dividends (if any) annually in December.

Capital Gain Distributions If the Fund has net capital gains for the period January through October, those gains are generally paid in December. If the Fund has additional net capital gains for the period November through December, those additional gains are generally paid in December of the following year. The Fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Buying a Distribution: Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of the Fund shortly before the Fund makes a distribution. This is known as “buying a distribution.” Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund’s distribution schedule (which can be found at dodgeandcox.com or by calling 800-621-3979) before you invest.

Federal Income Taxes

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state, and local or foreign tax consequences to you of investing in the Fund.

Taxes and Income Dividends and Capital Gains Distributions The Fund will distribute substantially all of its income and capital gains to its shareholders every year.

In general, if your Fund shares are held in a taxable account, you will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If the Fund declares a dividend in October, November, or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Under current law, a portion of the income dividends paid to you by the Fund may be qualified dividends subject to a maximum tax rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts. In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends

PAGE 20   ∎ DODGE & COX FUNDS

received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions are currently generally taxed at a maximum rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The Fund will send you a tax report each year. The report will tell you which dividends must be treated as taxable ordinary income, qualified dividends, or long-term capital gains.

Part of the Fund’s income dividends may be eligible for the 50% deduction for dividends received by corporations. Foreign taxes paid by the Fund, on its investments may, subject to certain limitations, be passed through to you as a foreign tax credit, assuming the Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (currently at a rate of 24%) on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you or the Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Cost Basis and Taxes on Sales (Redemptions) and Exchanges If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them.

Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and capital gains distributions. If you acquire Fund shares on or after January 1, 2012, generally referred to as “covered shares,” and subsequently sell or exchange those shares, the Fund is required to report cost basis information to you and to the IRS. Unless you specify an alternate cost basis method, the Fund will default to the average cost method when calculating cost basis. If you hold Fund shares in an account held by a broker/dealer, financial institution, or investment adviser, that firm may select a different default method. In those cases, please contact the firm holding your account to obtain information with respect to the cost basis calculation methods available for your account.

Additional information about cost basis reporting is available at dodgeandcox.com/tax_center_cost_basis.

Foreign Shareholders Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

Fund Organization and Management

Fund Organization Dodge & Cox Funds, a Delaware statutory trust (the “Trust”), is a family of seven no-load mutual funds. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; Dodge & Cox Global Bond Fund in 2014; and Dodge & Cox Emerging Markets Stock Fund in 2020.

Investment Manager Dodge & Cox, a California corporation, serves as investment manager to the Fund and has served as investment manager to each of the Dodge & Cox Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox is located at 555 California Street, 40th Floor, San Francisco, California 94104.

Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. The Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of [0.60]% of the average daily net asset value of the Fund. For the fiscal period ending May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets at [0.70]%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term.

A discussion regarding the basis for the Board of Trustees approving the Dodge & Cox Funds’ Investment Management Agreement will be available in the Dodge & Cox Funds Annual Report, which covers the 12-month period ending December 31 each year.

The Board of Trustees’ primary responsibility is oversight of the management of the Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Dodge & Cox and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the Fund’s summary prospectus, the SAI, any

DODGE & COX FUNDS ∎ PAGE 21

documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PAGE 22   ∎ DODGE & COX FUNDS

Emerging Markets Equity Investment Committee

The Dodge & Cox Emerging Markets Stock Fund’s investments are managed by Dodge & Cox’s Emerging Markets Equity Investment Committee (“EMEIC”), and in general no single EMEIC member is primarily responsible for making investment recommendations for the Fund. EMEIC consists of the following six members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, and IEIC; member of USFIIC (until January 2019)	36
Diana S. Strandberg	Senior Vice President	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC and IEIC; member of GFIIC (until 2018) and USEIC (until May 2020)	32
Mario C. DiPrisco	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	22
Sophie Chen	Vice President	Vice President of Dodge & Cox; Research Analyst	9
Rameez Dossa	Vice President	Vice President of Dodge & Cox; Research Analyst	8
Robert S. Turley	Vice President	Vice President of Dodge & Cox; Research Analyst	8

The SAI provides additional information about the Dodge & Cox investment committee members’ compensation, other accounts managed by the members, and the members’ ownership of securities in the Fund and other Dodge & Cox Funds.

Investment Information and Shareholder Services

Statements and Reports	As a shareholder of the Fund you will receive the following statements and reports:
Confirmation Statement	Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction, except purchases through the Automatic Investment Plan and dividend and capital gain distributions, which will be confirmed only on your account statement.
Account Statement	Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year. You should contact Client Services immediately regarding any errors or discrepancies on the statement confirming your transaction(s). The statement will be deemed correct if we do not hear from you within 90 days.
Fund Financial Reports	Mailed in February and August.
Tax Statements	Generally mailed by January 31st; reports previous year’s dividend distributions, proceeds from the sale of shares, and distributions from IRAs.

The Fund offers you the following services: (call Client Services at 800-621-3979, write, or visit the Dodge & Cox Funds’ website at dodgeandcox.com for forms and additional information.)

Electronic Delivery of Reports and Prospectus Your Fund reports and the Fund’s prospectus can be delivered to you electronically, if you prefer. If you are a registered user of dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your preferences. You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

Web Access Information on the Fund is available at dodgeandcox.com.

On the site you can:

∎	Open a new account;
∎	View your account balances and recent transactions;
∎	View or download your account statements, confirmation statements, and tax forms;
∎	Purchase, redeem, and exchange Fund shares;
∎	Learn more about Dodge & Cox’s approach to investing;
∎	Review the objectives, strategies, characteristics, and risks of the Fund;
∎	Review the Fund’s daily NAVs and performance;
∎	Download or order the Fund’s prospectus and Account Applications, shareholder reports, IRA information, and other forms; and
∎	Sign up for electronic delivery of the Fund’s prospectus, shareholder reports, proxy materials, account statements, and tax forms.

Telephone Services The Fund provides toll-free access (800-621-3979) to Fund and account information 24 hours a day, 7 days a week. The system provides total returns, share prices, and price changes for the Fund and gives your account balances and history (e.g., last transaction, latest dividend distribution). For certain account types, you can purchase, redeem, and exchange Fund shares.

Automatic Investment Plan You may make regular monthly, quarterly, semi-annual, or annual investments of $100 or more through automatic deductions from your bank account.

DODGE & COX FUNDS ∎ PAGE 23

Automatic Redemption Plan If you own $10,000 or more of the Fund’s shares, you may receive regular monthly, quarterly, semi-annual, or annual payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

Automatic Periodic Rebalancing. You may set a preferred Fund allocation online indicating the percent of your account to invest in the Fund and the frequency with which to rebalance the account. Select a periodic schedule of quarterly, semi-annual, or annual rebalancing.

Individual Retirement Account (IRA) If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Fund has traditional IRA and Roth IRA Plans available for shareholders of the Fund.

Important Note: The services described may not be available through some retirement plans or accounts held by Financial Intermediaries. If you are investing in such a manner, you should contact your plan administrator/trustee or Financial Intermediaries about what services are available and with questions about your account.

PAGE 24   ∎ DODGE & COX FUNDS

Financial Highlights

Because the Fund had not commenced operations as of the end of the Fund’s fiscal year, financial highlights are not available.

DODGE & COX FUNDS ∎ PAGE 25

DODGE & COX FUNDS®

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders (when available). In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus is legally a part of) this prospectus.

You can get free copies of the Fund’s annual and semi-annual reports (when available) and the SAI, request other information, and discuss your questions about the Fund by contacting the Dodge & Cox Funds at:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, MO 64121-9502

Telephone: 800-621-3979

Internet: dodgeandcox.com

Reports and other information about the Fund (including the SAI) will be available in the EDGAR database on the SEC’s website at www.sec.gov. You can also receive copies of this information (when available), for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Fund’s Investment Company Act file no. 811-173

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Link to Prospectus

Dodge & Cox Emerging Markets Stock Fund (TICKER)

c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, MO 64121-9502 (800) 621-3979 dodgeandcox.com

This Statement of Additional Information (“SAI”) pertains to the Dodge & Cox Emerging Markets Stock Fund (the “Fund”). The Fund is a series of the Dodge & Cox Funds (the “Trust”).

This SAI is not the Fund’s Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated August 3, 2020, which is incorporated by reference into this SAI. The Fund’s Prospectus and Annual Report (when available) may be obtained at no charge by writing, visiting our website, or contacting the Fund at the address, website, or telephone number shown above. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus.

Classification, Investment Restrictions, and Risks

Classification

The Fund is an open-end management investment company. The Investment Company Act of 1940, as amended (“1940 Act”), classifies investment companies as either diversified or nondiversified. The Fund is a diversified series of the Trust.

Investment Restrictions

The Fund has adopted fundamental and non-fundamental restrictions. The following fundamental restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund. The Fund may not:

1.

Underwrite securities of other issuers, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

2.

Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or Government Sponsored Enterprises (“GSE”) (or repurchase agreements with respect thereto).

3.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

4.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.

Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

6.

Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

7.

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following non-fundamental restriction may be changed by the Board of Trustees without shareholder approval. The Fund may not:

1.	Purchase any security if as a result the Fund would then have more than 15% of its net assets invested in securities that are illiquid.

The percentage limitations included in the investment restrictions and elsewhere in this SAI and the Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Fund are based on classifications maintained and developed by third parties. Application of these standards may involve the exercise of discretion by Dodge & Cox. Dodge & Cox reserves the right to change industry classifications or to apply a different recognized standard as it deems appropriate and without seeking shareholder approval.

Characteristics and Risks of Securities and Investment Techniques

The Fund may not be suitable or appropriate for all investors. The Fund’s share price will fluctuate with market, economic, and currency conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the equity or currency markets. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund’s assets (and therefore, an investment in the Fund) will be subject to all of the risks of investing in the financial markets. All investment entails risk. Although the Fund may seek to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.

In seeking to meet its investment objective(s), the Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program, but there is no assurance or guarantee that the Fund will achieve its objective(s). The principal investments and investment practices and risks of the Fund are described in its Prospectus; the following provides additional information with respect to certain of those and other investments and investment practices in which the Fund may engage and risks to which the Fund may be exposed.

Foreign Investments and Non-U.S. Exposure

The Fund may invest in the securities of issuers that are organized in, based in, and/or have their primary listing on non-U.S. markets. In addition, investments in the securities of U.S. companies may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets – for example, if an issuer does business in or relies on suppliers from non-U.S. markets. The political, economic, social, and regulatory structures of certain foreign countries, especially developing or emerging countries (including frontier markets countries) (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, Africa, and the Middle East), may be less stable than those in the United States. Investment in and exposure to foreign developed countries may also involve risks not typically associated with investments in the United States.

Political and Economic Factors. Foreign economies may differ favorably or unfavorably from the United States’ economy in such matters as the pace and sources of economic growth, rates of inflation, exchange rate regimes or currency volatility, endowments of natural resources, openness to trade and foreign investment, external accounts position, and institutions, among other factors. A foreign economy (at the national or regional level) may be less stable than that of the United States because of institutional weaknesses or economic dislocations. Both in developed and developing countries, crises have ensued from time to time, which have had a negative impact on investor positions. These episodes include the ongoing COVID-19 pandemic, as well as instances of default, restructuring, economic pressures introduced by significant commodity price declines, or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments abroad. European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends, interest, and/or principal. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The enactment by a trading partner of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose greater social, economic, and political risks, including risk of adverse political developments, nationalization, military unrest, social instability, war or terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations in the movement of funds and other assets between different countries, and social instability or diplomatic developments, any of which could adversely affect the Fund’s investments in foreign securities. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Certain countries have in the past failed to recognize property rights and have at times nationalized and expropriated the assets, or ignored internationally accepted standards of due process against, private companies. A country may take these and other retaliatory actions against a specific private company, and there may not be legal recourse against these actions, which could result in substantial losses for the Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit or preclude investment in certain such countries and may increase the cost and expenses of the Fund. Investments by foreign investors may be subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by countries in which the Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 1998, the governments of Malaysia and Indonesia imposed currency and trading controls which made it impossible for foreign investors to convert local currencies to foreign currencies. With respect to any one country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Currency Fluctuations. The Fund may invest directly in securities denominated in various foreign currencies. The Fund may also invest in U.S. dollar-denominated securities of non-U.S. issuers. Some such securities, such as depositary receipts are based on underlying securities which may be denominated in foreign currencies. The Fund may be exposed indirectly to foreign currencies through their investment in U.S. and/or non-U.S. issuers exposed to such currencies. A change in the value of a currency in which a security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of that security and such a change may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. There may be no significant foreign exchange market for some currencies and it may, as a result, be difficult for the Fund to engage in foreign currency transactions intended to hedge the value of the Fund’s interests in securities denominated in or exposed to such currencies or to implement a currency investment strategy.

Dodge & Cox may or may not attempt to insulate the Fund’s investment returns from the influence of currency fluctuations on the value of its portfolio investments denominated in or otherwise exposed to foreign currencies. Dodge & Cox may (but is not required to) use currency derivatives to seek to limit some or all of the negative effect on the Fund’s investment returns that may result from anticipated changes in the relative values of selected currencies. There is no guarantee that this strategy will be successful. The use of various derivatives to hedge currency exposure is discussed further under “Derivatives – Currency Derivatives.”

Market Characteristics. The Fund may purchase foreign securities on U.S. securities exchanges, in over-the-counter (“OTC”) markets and on local foreign securities exchanges. The OTC market includes securities of foreign issuers quoted through the OTC Bulletin Board Service (“OTCBB”). The OTCBB provides real-time quotations for securities of foreign issuers, including ADRs convertible into such securities, which are registered with the United States Securities and Exchange Commission (“SEC”) under Section 12 of the Securities Exchange Act of 1934. The OTC market also includes “pink sheet” securities (“Pink Sheets”) published by OTC Markets Group Inc., a quotation medium for unregistered securities of domestic and foreign issuers, including unregistered ADRs (as defined below) convertible into such securities. OTC Markets Group is not registered with the SEC as a stock exchange, nor does the SEC regulate its activities. OTC Markets Group is not required to provide real-time quotations and does not require companies whose securities are quoted on its systems to meet any listing requirements. With the exception of a few foreign issuers, the companies quoted in the Pink Sheets tend to be thinly traded and have lower overall liquidity than securities traded on an exchange. Many of these companies do not file periodic reports or audited financial statements with the SEC. For these reasons, companies quoted in the Pink Sheets can involve greater risk. Investments in certain markets may be made through ADRs (as defined below) traded in the United States or on foreign exchanges.

Foreign markets may not be as developed or efficient as, and may be more volatile than, those in the United States. Most foreign markets have substantially less volume than U.S. markets and securities purchased in foreign markets may have lower overall liquidity and be subject to more rapid and erratic price movements than securities of comparable U.S. entities. Securities purchased in foreign markets may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions or spreads on foreign exchanges are generally higher or wider, respectively, than commissions or spreads on United States exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include longer settlement periods than those that are customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund.

Information and Supervision. There is often less publicly available information about foreign entities which is comparable to reports and ratings that are published about securities issuers in the United States. Foreign entities are generally subject to different (and possibly less rigorous) accounting, auditing and financial reporting standards, practices, and requirements than those applicable to United States companies, which may reduce the scope or quality of financial information available to investors. It may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Foreign Taxes. Taxation of dividends, distributions, coupons, and capital gains received by non-residents such as the Fund varies among foreign countries, and, in some cases, is comparatively high. The dividends and capital gains realized on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, stamp duties, and transaction taxes. In addition, developing or emerging countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. Evolving tax law and lack of historical precedent may create uncertainty regarding whether the Fund’s dividend income or capital gains are subject to taxation by foreign jurisdictions, or whether an incurred tax may be reclaimed. All of these factors may reduce the net amount of income available for distribution to the Fund’s shareholders.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Economic Sanctions Risk. Foreign companies may become subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of a fund’s investments, and could impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategy. The Fund may be prohibited from investing in securities issued by companies subject to such restrictions. The Fund could be required to freeze or divest its existing investments in a company that becomes subject to such restrictions, and could be unable to buy or sell securities of such a company.

Frontier Markets. Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier markets. Frontier markets are more susceptible to abrupt changes in currency values, have less mature settlement practices, and can have lower trading volumes that can lead to more price volatility and lower liquidity.

Other. With respect to certain foreign countries, especially developing and emerging countries, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries. Certain foreign economies and governments may be more susceptible to corruption; a corruption scandal could have a significant negative effect on the value of investments in an affected country. The legal systems of other countries, particularly in emerging markets, may differ from that of the United States. Some such countries may lack or be in the relatively early development of legal structures and protections governing private and foreign investments, and the rule of law may be less entrenched than it is in the United States. It may be more difficult in such countries for investors, particularly foreign investors, to enforce their rights against issuers of securities. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. To the extent the Fund invests in emerging markets securities that are economically tied to a particular region, country, or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging markets securities differently, and often more severely, than developed market securities. Because the Fund focuses its investments in emerging markets securities, it may have a limited ability to mitigate losses in an environment that is adverse to emerging markets securities in general.

Depositary Receipts. The Fund may invest in the securities of foreign issuers through the purchase of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and similar instruments (collectively, ADRs). ADRs are certificates evidencing ownership of securities of a foreign issuer and may be denominated in a currency other than that of the underlying securities. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated ADR. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR.

ADRs are subject to the risks to which the underlying securities are exposed, which includes currency risk to the extent the underlying securities are denominated in a foreign currency (see the discussion of “Currency Risk” above). The Fund may therefore be subject to direct non-U.S. currency risk through the purchase of an ADR even if the ADR itself is denominated in U.S. dollars. For purposes of applying the Fund’s investment restrictions, the issuer of the security underlying an ADR will be considered the issuer of the ADR.

Investment Funds. The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund’s investment in such a fund is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value per share.

Investments in the European Market. The Economic and Monetary Union (“EMU”) of the EU is comprised of the EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have a destabilizing effect on other EMU countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Fund may face potential risks associated with the June 2016 referendum on the United Kingdom’s continued membership in the EU, which resulted in a vote for the United Kingdom to leave the EU. The vote to leave the EU has resulted in substantial volatility in foreign exchange markets and a depreciation in the value of the British pound. While the United Kingdom’s withdrawal became effective on January 31, 2020, protracted uncertainty over the country’s future trading relationship with Europe could add to financial market volatility.

It is not presently possible to determine the extent of the impact of these developments, however, they could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Such events may also destabilize some or all of the other EU member countries and/or the Eurozone. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Investments in China. The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzen-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates investment by non-Chinese investors, via brokers in Hong Kong, in the People’s Republic of China (“PRC”), which, for purposes of this disclosure excludes Hong Kong, Macau, and Taiwan. Investors through Stock Connect are subject to Chinese regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading.

In addition, Stock Connect is subject to market-wide aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. China A-Shares obtained on Stock Connect may be sold, purchased or otherwise transferred only through Stock Connect. Further, an investor cannot purchase and sell the same security on the same trading day, which may limit the Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades during times when it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and as a result there may be trading days in the PRC when Stock Connect investors will not be able to trade. This could lead to instances where the prices of Stock Connect fluctuate at times when the Fund is unable to add to or exit its position.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. Stock Connect investors enjoy the rights and benefits of equities purchased through Stock Connect but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. The Fund’s ownership of China A-Shares will be reflected on the custodian’s records but the Fund itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or other operational reasons. Similarly, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may expose the Fund to the credit risk of its custodian or to greater risk of expropriation.

The trading, settlement and information technology systems required to operate Stock Connect are relatively new and are continuing to evolve. Thus, China A-Shares traded through Stock Connect are subject to risks associated with Stock Connect’s legal and technical framework. A failure by relevant Stock Connect systems to function properly could result in a disruption in the trading of China A-Shares. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition to the risks of investing through Stock Connect, significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately.

In addition, only certain China A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Stock Connect is subject to regulations by both Hong Kong and PRC, and regulators in both jurisdictions may suspend Stock Connect trading. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregate accounts in lieu of the pre-trade check, many market participants have yet to fully implement systems to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts in continuing to evolve.

Hybrid Securities

The Fund may invest in hybrid securities, which have characteristics that differ from common equity and senior debt obligations. Generally, hybrid securities rank subordinate to senior debt but senior to common stock in an issuer’s capital structure. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Hybrid securities are subject to many of the same risks that apply to equity and debt securities, but also have unique risk characteristics that depend on the type of hybrid security.

Whereas common stock constitutes a direct ownership interest in a company and has no fixed return, and ordinary bonds typically have mandatory interest payments and a fixed maturity (and can be accelerated to become immediately due and payable if scheduled interest or principal payments are not made), hybrid securities lack many of the preceding features. Hybrid securities may be treated as a class of equity (e.g., preferred stock) or debt (e.g., subordinate debt securities) on an issuer’s balance sheet. Hybrids may include features such as deferrable and/or non-cumulative coupon or dividend payments, a long-dated maturity date (or no maturity date), reduced or non-existent acceleration rights, and loss absorption provisions.

Preferred stock typically has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date), non-cumulative, or have a long-dated maturity.

The Fund may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Convertible securities may pay dividends or interest at rates higher than common stock dividend rates. Convertibles generally participate in the appreciation or depreciation of the underlying common stock into which they are convertible, but to a lesser degree than the common stock itself.

Warrants are a form of convertible security that allow the holder to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Capital securities may be issued in the form of preferred securities or subordinated debt securities. Typically, they are subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Capital securities may be long-dated or perpetual and typically distribute income on a monthly, quarterly or semi-annual basis. Issuers may be permitted to defer income payments (which may or may not accumulate for future payment). Capital securities may contain call or maturity extension features. Loss absorption is a common feature of hybrid securities issued by financial institutions to meet regulatory capital requirements. Some hybrids may contain provisions that acknowledge the potential for it to absorb losses under certain circumstances by providing for a partial or complete reduction in principal upon the occurrence of a specified regulatory action or a reduction in the issuer’s capital levels below a specified threshold. The downward adjustment to principal may occur automatically and without the need for a bankruptcy proceeding. For example, contingent convertible bonds (“CoCos”) are a type of hybrid security typically issued by non-U.S. financial institutions for the purpose of meeting regulatory capital requirements. CoCos are typically perpetual and have discretionary, non-cumulative interest payments. Interest payments may be suspended at the discretion of management, at the direction of the issuer’s regulator, or as a result of falling below certain capital thresholds. In addition, contingent convertible bonds may be converted to equity or be written down in principal value if the issuer falls below prescribed capital levels.

Small-Cap Securities

A portion of the Fund may be invested in equity securities issued by small-cap companies. Investments in small-cap companies may be more volatile and subject to greater short term risk than larger, more established companies. Small-cap companies are likely to be less liquid than companies with larger market capitalizations, which could affect the overall liquidity of the Fund’s portfolio. Securities of small-cap companies may also be more thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, the Fund may incur losses because it could be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In addition, smaller companies may have limited product lines or markets, be less financially secure, and depend on a more limited management group than larger companies. It may also be difficult to evaluate the potential for long-term growth of small-cap companies. Small-cap companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities. In addition, transaction costs for investments in small-cap companies are often higher than those of larger companies.

U.S. Government Obligations

A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

Restricted Securities

The Fund may invest in restricted securities (including preferred equity securities) and other securities without readily available market quotations. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees. Restricted securities may have lower overall liquidity than those without restrictions on transferability.

Illiquid Investments

Liquidity risk is the risk that securities or other investments may be difficult or impossible to sell at the times, in the amounts, or at the prices desired by the Fund. Securities or other investments may be or become illiquid because of the absence of an active trading market or distress in a trading market. The liquidity of an investment can change quickly, particularly under stressed market circumstances. If an investment is or becomes illiquid or less liquid, the Fund may not be able to sell that investment promptly at the value at which it is carried. If the Fund seeks to sell an illiquid or less liquid investment quickly, it may receive distressed prices or incur higher transaction costs. In addition, lack of liquidity may make it difficult to determine an accurate market value for an investment. Investments are considered illiquid if the Fund does not expect it could sell a reasonably anticipated trade size of the investment within seven calendar days or less without significantly affecting the market value of the investment.

Liquidity risk is heightened when the Fund is required to raise cash quickly. For example, unusually high redemption requests, including redemption requests from large shareholders, large redemptions due to asset allocation changes, or redemptions in stressed market conditions may make it difficult for the Fund to sell investments in sufficient time to allow it to meet redemptions. Even an investment that is not considered “illiquid” may create liquidity risk if the Fund needs to sell the investment on short notice or in stressed market conditions. Redemption requests could cause the Fund to sell illiquid or less liquid investments at reduced priced in order to meet its redemption obligations.

Investments are considered illiquid if the Fund does not expect it could sell a reasonably anticipated trade size of the investment in seven calendar days or less without significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market. Such conditions may adversely impact the Fund’s ability to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid securities or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse impact on the marketability of portfolio securities, and it may be difficult for the Fund to dispose of illiquid investments promptly or to sell the securities underlying the investments for the value at which they are carried, if at all, or at any price within the desired time frame. In addition, the Fund may receive distressed prices and incur higher transaction costs with respect to illiquid securities.

The Dodge & Cox Funds have a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Fund’s Board, which has also approved the appointment of an interdepartmental Liquidity Risk Committee of Dodge & Cox employees as the program administrator. The Liquidity Risk Committee is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of each Fund investment, ensuring the Fund holds no more than 15% of its net asset value in illiquid investments, ensuring that the Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Fund Board regarding the effectiveness and operation of the liquidity risk management program.

Structured Investments

The Fund may invest in structured securities, including participation notes, structured notes and other privately negotiated securities, the interest or value of which may be linked to equity securities or equity indices or other reference instruments. A structured security may also provide exposure to the differential performance of two assets or markets, and may be used to hedge against exposure to specific risks associated with a particular issuer or the underlying assets of a particular issuer. Issuers of such structured securities may include corporations and banks. The Fund may also invest in special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring often involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Such underlying instruments may include equity or debt securities and/or derivative instruments that create synthetic exposure to an interest rate, an equity or debt security, an index or another financial instrument. The foregoing instruments are collectively referred to as “structured investments.”

Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be at least as great as that of its underlying instruments (including, to the extent its underlying instruments include over-the-counter derivatives, the credit risk of the counterparty to those derivatives); the extent of the payments made with respect to certain structured investments depends on the extent of the cash flow on the underlying instruments. Structured investments are also subject to the creditworthiness of the issuer and/or counterparty of the structured investment, and their value may decline substantially if the issuer and/or counterparty’s creditworthiness deteriorates. Some structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions.

A structured investment may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference asset increases. Similarly, its value or interest rate may increase or decrease if the value of the reference asset decreases. Further, the rate of return on a structured investment may be determined by applying a multiplier to the performance or differential performance of the reference asset. Application of a multiplier involves leverage which serves to magnify the potential for gain and the risk of loss. In addition, caps can be placed on the amount of appreciation with regard to the reference asset or differential in performance of the reference asset.

Structured investments are complex and may involve some of the same risks as those presented by derivatives, including the risk that the performance of a structured investment may not correlate with that of its underlying instruments to the extent expected. Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market is likely to be smaller than that for more traditional debt securities. In some cases, the only buyer for structured investments will be the dealer that organized the instrument, and that dealer will typically have no obligation to repurchase the structured investment. Because structured investments may be more volatile and have lower overall liquidity than less complex securities, they may be more difficult to accurately price. Structured investments may also entail significant risks that are not associated with their underlying assets. The legal and/or regulatory treatment of structured investments may be unclear and may differ from that of its underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities.

When-Issued, Forward-Commitment, and Delayed-Delivery Transactions

When-issued, forward-commitment, and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.

When the Fund purchases securities for future settlement, it will earmark liquid assets with a value at least as great as the purchase price of the security until settlement. The value of the security is reflected in the Fund’s net asset value as of the purchase date; however, no income accrues to the Fund from these securities prior to their delivery to the Fund. The Fund may renegotiate a when-issued, forward-commitment or delayed-delivery transaction and may sell the securities prior to settlement date, which may result in a gain or loss to the Fund. The purchase of securities in this type of transaction increases the Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. A purchasing Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. The sale of securities in this type of transaction involves a risk of loss if the value of the securities increases prior to settlement or if the other party to the transaction fails to pay for the securities.

Standby Commitment Agreements

A standby commitment agreement obligates one party, for a set period of time, to purchase a certain amount of a security that may be issued and sold to that party at the option of the issuer or its underwriter at a predetermined price. The purchasing party receives a commitment fee in exchange for its promise to purchase the security, whether or not it is eventually required to purchase the security. The value of the securities when they are issued may be more or less than the predetermined price.

Investment Companies

The Fund can purchase the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act. If the Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment companies because such expenses will impact the net asset value of the shares of the underlying investment company. In addition, the securities of certain investment companies may trade at a premium over their net asset value.

The Fund may purchase ETF shares to obtain exposure to all or a portion of the stock market. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline. In addition, ETFs are subject to certain risks that do not apply to conventional mutual funds including, but not limited to, the risk that: (i) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund will not “look through” an investment company to track the specific characteristics of each underlying security in the investment company’s portfolio; however, the Fund would consider the general characteristics of securities primarily comprising the investment company to determine whether such an investment would be consistent with the Fund’s investment objective and strategy. For example, an investment in an emerging markets equity ETF would be deemed an investment in emerging markets equity securities although some underlying securities could be issued by non-emerging markets issuers. When selecting among ETFs for investment, Dodge & Cox will invest in the ETF(s) that it believes most suitable for implementing its investment strategy for the Fund rather than seeking to invest in the ETF with the lowest operating expense ratio. Accordingly, there could be an ETF with a similar investment objective or strategy with a lower expense ratio than the one selected by Dodge & Cox.

Derivatives

CFTC

A notice has been filed with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator. The Fund is not intended to be and should not be used as vehicles to invest in commodities markets.

Asset Coverage Requirements

The Fund is required pursuant to federal securities laws to segregate or “earmark” liquid assets or establish offsetting positions to cover its open positions with respect to derivative instruments requiring future payments or deliveries, including futures contracts, currency forwards, swap agreements and options contracts. If the Fund is contractually required to “physically settle” a position (i.e., settle through the delivery of the asset underlying the position), it will cover its open position by earmarking liquid assets equal to or greater than the contract’s full, notional amount. If the Fund is permitted to “cash settle” a position, it may earmark liquid assets in an amount at least equal to the Fund’s marked-to-market (net) obligation in respect of the position (i.e., the amount the Fund would owe, if any, if the position were to settle or terminate on that day), which may change from day to day, rather than the full notional amount of the position. By setting aside assets equal to only its net obligation in respect of cash-settled positions, the Fund has the ability to use derivatives to a greater extent than if the Fund set aside assets equal to the full notional value of those positions. In November, 2019, the SEC proposed new rules relating to the use of derivatives by funds that would substantially change the requirements explained above. When and if the proposal becomes a final rule, it is likely to change such requirements but the extent of the impact is not presently known and is difficult to ascertain.

Regulation of Derivatives

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments, including the proposed rule referenced above, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Futures

General. A futures contract is an agreement providing for the purchase or sale at a specified future time and price of a specified quantity of a referenced asset, such as a security, interest rate, currency, or index level. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange.

Some futures contracts provide for physical settlement through actual delivery or receipt of the underlying asset, while others provide for cash settlement based on the difference in the price of the reference financial instrument on the last day of the contract relative to the price at which the contract was entered into. In practice, even futures contracts that are physically settled by their terms are typically cash settled or closed out prior to their maturity dates. Closing out a futures contract may be effected by entering into an offsetting transaction. If the Fund enters into an offsetting sale transaction at a price that exceeds the purchase price of the original transaction, the Fund will realize a gain, and if the offsetting sale price is less than the original transaction’s purchase price, the Fund will realize a loss.

The Fund accesses the futures markets through one or more clearing brokers (each known as a “futures commission merchant” or “FCM”) that submits the Fund’s trades to the relevant clearing facilities, holds margin required by the exchange and clearing facilities and transmits payments between the Fund and the relevant clearing facilities. When the Fund purchases or sells a futures contract, the Fund must deposit a specified amount of liquid assets (“initial margin”) in a segregated account with its FCM. The minimum amount of initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the notional value of the contract being traded. Because futures contracts can be used to create long or short exposure to an amount of an underlying asset (the “notional amount”) through the upfront payment of a smaller amount of initial margin, they create leverage in the Fund.

Each day the Fund has open futures positions, it receives or pays cash, called “variation margin,” equal to the daily increase or decrease in value of each futures contract through its FCM. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement of the amount that would be owed or owing if the futures contract expired or was closed out on that day. In computing its net asset value, the Fund will mark to market its open futures positions.

FCMs hold all customer margin in a commingled segregated account. The Fund could lose margin payments posted to its FCM if the FCM fails to segregate and maintain customer margin in accordance with regulatory requirements or if the FCM becomes insolvent or subject to bankruptcy proceedings and there is a shortfall in the commingled account. In that event, the Fund may be entitled to the return of its margin only in proportion to the amount owed to the FCM’s other customers.

Swaps

A swap transaction is an agreement obligating two counterparties to make a series of payments on one or more future dates based upon applying changes in specified prices or rates (e.g. interest rates or currency exchange rates) over some period of time to a specified “notional” amount. The notional amount is used to calculate the payment stream, but is generally not exchanged. Swap payments are typically determined on a “net” basis (i.e., by netting payments due from each counterparty to the other on a payment date to determine a single amount payable by one counterparty to the other). For example, a total return swap is a contract in which one party agrees to make periodic payments to another party during a specified period based on the total return of a notional amount of a security or basket or index of securities in return for upfront or periodic payments based on applying a fixed or floating interest rate to the same notional amount of securities. Swaps can be used to gain long or short exposure to an asset without owning it or taking physical custody of it. Swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying assets of a particular issuer in which the Fund invests (for example, to reduce the currency risk or duration risk associated with one or more securities). Swaps can create leverage because they allow the Fund to exposure itself to some or all the risks associated with a notional amount of an asset without purchasing the asset. The Fund may be able to enter into a swap without making any upfront payment or by making a small upfront payment or posting a small amount of initial margin.

Traditionally, swap transactions were entered into under bilateral agreements in which at least one counterparty was a dealer (typically a broker-dealer or a large commercial or investment bank). Counterparties would enter into an individually negotiated master agreement (usually based on a market-standard form published by the International Swaps and Derivatives Association (“ISDA”)) covering all swap transactions between the two counterparties and document each trade entered into under the master agreement on a supplemental “confirmation”, which might also be negotiated. Collateral (margin) terms (if any) were also negotiated under the master agreement; collateral posted by a counterparty to the Fund was held by the Fund directly, while collateral posted by the Fund in respect of a transaction was held in a segregated custodial account for the counterparty’s benefit. Entering into a swap bilaterally rather than on an exchange is known as entering “over-the-counter”.

Swaps entered into on a bilateral basis are subject to counterparty credit risk (i.e., the risk a counterparty will not make required payments) and to dispute risk (i.e., the risk that two counterparties will disagree on the amount of a payment to be made, the value of a transaction, or the proper interpretation of a contractual term). Under regulations recently enacted in the United States, the EU, and many other jurisdictions, most types of bilateral swaps are required to be secured by the exchange of margin between the parties to the swap in order to reduce credit risk.

Over the past decade, regulatory changes and market pressure to increase liquidity and decrease credit risk in the swaps markets have contributed to the development of swap execution facilities similar to exchanges and to swap clearing facilities on which a central clearing counterparty is interposed between the two swap counterparties, more like the structure of the futures market. Swap execution and clearing facilities are only available for certain types of liquid swaps with standardized terms, based on regulatory mandates and market demand. The CFTC has mandated that certain types of swaps be traded on swap execution facilities and/or cleared, while other types of swaps may be (but are not required to be) traded on swap execution facilities and/or cleared. Some types of swaps may be entered into through swap execution facilities, but not cleared, and some may be cleared, but are not offered for trading on any swap execution facility. If a swap is cleared, the Fund (through its FCM) and its counterparty each submit the transaction to a central clearing facility. Initial and daily margin for a cleared swap is determined by the clearing facility and transferred from and to the Fund through its FCM (as in the futures market). Clearing reduces the risk of a particular counterparty’s default, but may create systemic risk in the event of a clearing facility failure. A default or failure by the clearing facility or an FCM may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC and other regulators will require additional types of swap transactions to be executed through swap trading facilities and/or cleared through central clearing facilities.

If the Fund wishes to terminate its exposure to a cleared swap, it must enter into an off-setting transaction. An over-the-counter swap may be terminated by negotiating a price with the Fund’s counterparty, based on the swap’s market value, or by entering into an off-setting transaction with the same counterparty. Over-the-counter swaps may be assigned from one dealer counterparty to another at the Fund’s request, contingent on the consent of both dealer counterparties (a “novation”). If both the original and proposed new dealer counterparty agree to a novation, they will agree on a price to be paid by one dealer to the other based on the market value of the swap.

Currency Derivatives

The Fund may use currency derivatives for a variety of risk management and investment purposes in connection with the management of its foreign currency exposure, including the following:

The Fund may enter into a currency derivative in connection with its purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the relevant foreign exchange rate between the trade date and settlement date for the security.

The Fund might enter into a currency derivative to hedge its non-U.S. currency exposure against anticipated changes in foreign exchange rates. Such exposure could be created by non-U.S.-denominated securities or by depositary receipts backed by non-U.S. denominated securities. The Fund may also be exposed indirectly to currency risk through investments in securities of issuers exposed to non-U.S. currencies as a result of their business activities or through their investment in non-U.S. companies. In certain cases, the Fund might hedge non-U.S. currency exposure by entering a currency derivative for a currency that is related to or is a proxy for the currency to which the Fund is actually exposed. For example, the Fund may hedge a currency by entering into a transaction in an instrument that is denominated in a currency other than the currency being hedged, sometimes known as a “cross-hedge,” if Dodge & Cox believes that there is a correlation between the currency in which the cross-hedge is denominated and the currency being hedged.

Predicting currency movements is difficult and estimates of the Fund’s non-U.S. currency exposure (particularly indirect exposure) may not be precise. One risk of using currency derivatives to try to protect against the price volatility of other portfolio investments is that changes in currency exchange rates or in the value of the derivatives used may not correlate to the extent expected with changes in the price of the investments they are intended to protect. The degree of correlation may be distorted by the fact that the foreign currency derivatives market may be dominated by speculative traders seeking to profit from changes in exchange rates. Additionally, though the use of currency derivatives for hedging purposes is intended to reduce the risk of loss due to the decline in the value of the hedged currency, it also reduces the potential for gain that might result from an increase in the value of such currency. Dodge & Cox may choose not to hedge against some or all of the Fund’s non-U.S. currency exposure and its attempts to hedge may be unsuccessful. If Dodge & Cox is incorrect in its predictions of currency movements or the effect such movements are likely to have on the value of Fund investments, the Fund’s currency hedges could cause it to lose money.

Currency Futures. The sale of a foreign currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a foreign currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency Forwards. A foreign currency forward contract (commonly known as a “currency or FX forward”) involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency forwards are traded bilaterally (or “over-the-counter”). Currency forwards typically specify “physical settlement” at maturity, but in practice, they are most often closed by entering an off-setting transaction or by “cash settling” — making a cash payment equal to the difference between the relevant exchange rate on the original trade date and the maturity date, applied to the notional amount. Some types of currency forwards, known as “non-deliverable forwards” or “NDFs” are always cash settled by their terms. NDFs are used to invest in currencies that cannot be delivered or are difficult to deliver offshore.

Currency Swaps. A currency swap (or “FX swap”) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction (or short-dated currency forward) that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally. Currency swaps are economically very similar to currency forwards and are used for similar purposes.

Currency Options. A currency option is an agreement that, in exchange for payment of an upfront premium or fee, gives the option holder (the buyer) the right but not the obligation to purchase (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on the actual value of the referenced currency) at a specified price (the exercise price) on a future date or during a period of time. Certain currency options, subject to standardized terms, are traded on U.S. or foreign exchanges and cleared, while others are traded over-the-counter. Over-the-counter options differ from exchange-traded options in that they are bilateral contracts with negotiated strike prices, maturities, and other terms negotiated between buyer and seller. Currency options are considered swaps for certain purposes under CFTC and SEC regulations. Currency options are influenced by all of the risk factors inherent in currency and foreign exchange investments generally, and may be more volatile than their underlying currencies.

Equity Derivatives

Equity derivatives can be used to create long or short exposure to individual securities or to baskets or indices of securities and may be used either in lieu of investing in their underlying reference assets or as a way of hedging against the risk of loss in respect of other assets in the Fund’s portfolio. Purchasing equity derivatives is not the same as purchasing the equity security or securities underlying a derivative – for example, the Fund with exposure to a common stock through an equity derivative will not have the right to participate in shareholder voting. Equity derivatives can create leverage by creating exposure to an amount (the “notional amount”) of a reference security, basket of securities, or index through payment of a small or no upfront payment. The application of laws and regulations relating to the purchase and sale of securities to equity derivatives may be unclear.

Equity Index Futures. An equity index futures contract creates exposure to a specified equity securities index, such as the S&P 500 or the EURO STOXX 50® Index. If the value of the index increases during the term of the futures contract, the purchaser will receive payments, and if it decreases, the purchaser must make payments, in each case based on the amount of the change in value. The Fund may enter into equity index futures for the purpose of “equitizing” its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. This investment strategy involves purchasing equity index futures in a notional amount approximately equal to some or all of the Fund’s non-equity assets in order to more closely approximate the return of a fully-invested fund. Typically, the initial margin required in respect of an equity index futures contract is a small percentage of the contract’s notional amount. Equity index futures are traded on and cleared through a futures exchange. A fund may purchase equity index futures referring to U.S. or non-U.S. securities indices, depending on the type of equity exposure it intends to create.

The Fund may use short equity index futures to hedge the equity exposure of its investment portfolio with regard to market risk, as distinguished from stock-specific risk. By establishing such a short position, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities – it will receive payments equal to the amount by which the referenced index loses value which may help offset losses on the Fund’s portfolio securities. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. However, to the extent the referenced index for such a trade increases in value, the Fund would be required to make payments equal to the amount of such increase, which could reduce the gains that the Fund would otherwise realize on its portfolio. In addition, if a hedging strategy is not successful, because the value of the index does not correlate to the value of the securities being hedged (i.e., the index increases in value while the securities being hedged decrease in value), the Fund could lose more than it would have without the hedging trade.

Equity Index Options. An equity index options gives its holder the right (but not the obligation) to buy or sell the future value of an equity stock index, such as the S&P 500 or the EURO STOXX 50® Index, at a predetermined strike price. A put option gives the owner the right to sell at the strike price and has value at its expiration if the index price is lower than the strike price. A call option gives the owner the right to buy at the strike price and has value at its expiration if the index price is higher than the strike price. The buyer of an equity index option pays a premium amount to purchase the contract, but has no payment obligations thereafter.

Purchasing equity index put options is another way of hedging against a general downturn in the equity markets because these options increase in value as the value of the referenced index declines. However if the Fund’s portfolio suffers greater losses than the index referenced in a put option (or if the referenced index does not decline in value at all), such a put option may be an imperfect or ineffective hedge. If a referenced index rises in value, the Fund will not benefit at all from a put option.

Equity index options may be traded on and cleared through an exchange or purchased over-the-counter from a broker-dealer.

Equity Total Return Swaps. An equity total return swap is a contract that can create long or short economic exposure to an underlying equity security, or to a basket or index of securities. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the security or securities underlying such contract (including dividends and changes in market value) during a specified period, in return for periodic payments from the other party based on the application of a fixed or variable interest rate to the same notional amount. The Fund could also use a total return swap to hedge against risks created by investments made by one of the companies it owns (e.g., to mitigate against a decline in the value of one or more of the interests of a conglomerate). The Fund holding an equity total return swap does not have the same rights as a shareholder of the referenced issuer and will not be able to participate in shareholder voting. In the event of a corporate action such as a tender offer, merger, or spinoff, the Fund holding an equity total return swap does not have the right to choose among various options that may be available to shareholders, and the dealer counterparty to a total return swap will typically have the right to calculate the impact of any such event on the value of the total return swap.

Short Term Investments

The Fund may hold a portion of its assets in cash and short-term debt securities, including repurchase agreements, commercial paper, and bank obligations. In addition, the Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Fund may also hold bank time deposits and short-term debt securities denominated in U.S. or non-U.S. currencies.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities

Short-term corporate debt securities are outstanding non-convertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

Commercial paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs. Commercial paper may have floating or variable rates.

Repurchase Agreements

The Fund may enter into a repurchase agreement through which it may from time to time purchase securities (each an “underlying security”) from a bank or securities dealer. Any such dealer or bank must be a member of the Federal Reserve System, approved by Dodge & Cox, and, at the time the Fund enters into the repurchase agreement, have a credit rating with respect to its short-term debt of at least A1 by S&P, F1 by Fitch, P1 by Moody’s, or the equivalent rating as determined by Dodge & Cox. As part of the transaction, the bank or securities dealer agrees to repurchase the underlying security on a specific future date at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and GSEs, (ii) the market value of the underlying security, including interest accrued, will be at all times greater than the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements, Dollar Rolls, and To-be-Announced Securities

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund may sell portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. It is possible that changing government regulation may significantly limit the use of reverse repurchase agreements by mutual funds.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund simultaneously contracting to repurchase securities with a similar term, program, and coupon on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities but can invest the proceeds from the sale. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments may have a leveraging effect because the Fund may use the proceeds to make investments in other securities. Because they create future payment obligations, reverse repurchase agreements and dollar rolls are subject to the same asset coverage requirements as derivatives.

Borrowing Money and Lending of Portfolio Securities

The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction from time to time. Current regulations permit the Fund to borrow from a bank in an amount up to one-third of the Fund’s total assets (including the amount borrowed), and to borrow additional amounts up to 5% of the Fund’s total assets for temporary purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

It is possible that changing government regulations could significantly limit or impact the Fund’s ability to borrow money or lend portfolio securities.

Interfund Borrowing and Lending

The SEC has granted an exemption permitting the Dodge & Cox Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) a Fund will borrow money through the program only when the costs are equal to or lower than the cost of available bank loans, and will lend through the program only when the returns are higher than those available from an investment in eligible repurchase agreements; (2) an interfund loan may not exceed seven days (or such longer period as may be permitted by the SEC); and (3) a Fund’s interfund loans to any one Fund may not exceed 5% of the lending Fund’s net assets. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is not available. The foregoing conditions may be modified pursuant to additional relief granted by the SEC. The Trust’s Board of Trustees is responsible for overseeing the interfund lending program. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

Lending of Portfolio Securities

The Fund reserves the right to lend its securities to qualified broker/dealers, banks or other financial institutions. By lending its portfolio securities, the Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities that may be subject to market appreciation or depreciation. The Fund may not be able to recall loaned securities in time to exercise its voting rights.

Additional Risks

Commodities Investment Risk. While the Fund does not invest in commodities directly, it may invest in equity securities issued by commodity-related issuers. Investing in securities of commodity-related issuers may subject the Fund to greater volatility than investments in other securities. The commodities markets have experienced periods of extreme volatility. Such market conditions may result in rapid and substantial decreases or increases to the value of commodity-related securities and to the value of a fund holding such securities. Commodities markets may fluctuate widely based on many factors, many of which are outside the control of the issuers of commodity-related securities. Commodities markets are subject to temporary distortions and disruptions due to lack of liquidity, participation by speculators in the market, government regulation, and other factors. Fluctuations in the commodities markets may impact the price of securities exposed indirectly to commodity risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries.

Cybersecurity Risk. As the use of technology and the frequency of cyber attacks in the market has become more prevalent, the Dodge & Cox Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding the Fund’s ability to calculate its net asset value; causing the release or misuse of confidential Fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures, and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cybersecurity breaches involving the Fund’s third-party service providers (e.g., the Fund’s custodian and transfer agent), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Moreover, cybersecurity breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Although Dodge & Cox has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because Dodge & Cox does not control the cybersecurity systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the Fund will not suffer losses relating to cyber attacks on it or its service providers.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. It is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of the Fund’s holdings. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type. The Fund will also be negatively affected if the operations and effectiveness of Dodge & Cox or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Dilution Risk. The per share value of the Fund may be diluted by unusually large redemption requests. In the case of a redemption request that is larger than the Fund’s available cash, the Fund may need to sell holdings in order to pay redemption proceeds. If the Fund is not able to sell holdings at a favorable price, such a redemption request may reduce the Fund’s per share value. These risks may be greater during periods of market stress, during which liquidity may be compromised.

Financial Model Risk. Dodge & Cox relies on fundamental research to select investments for the Fund’s portfolio, supplemented by financial screening models that help identify companies from within the Fund’s investment universe for further consideration by research analysts. Dodge & Cox research analysts and investment committees use various other financial models as tools in the context of their research and investment processes. Financial models may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data. Any such issues could prevent Dodge & Cox from considering the full range of potential investments, which could negatively impact the Fund’s performance. There can be no assurance that the models used by Dodge & Cox will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying the models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the models. In addition, the effectiveness of models may diminish over time, including as a result of market changes and changes in the behavior of market participants. Models requires continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful. The successful implementation of financial models can be negatively impacted by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes, or various other technical errors. Such errors may be difficult to detect and Dodge & Cox may not immediately or ever detect certain errors, which may have an increasing impact on the Fund over time.

Financial models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting outputs will be incorrect. Models used by Dodge & Cox evaluate securities based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing such models. In addition, when relying on data provided by third parties, Dodge & Cox may have less insight into the quality of the data.

Disclosure of Fund Holdings

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Disclosures of the Fund’s complete portfolio holdings as of quarter-end will be made publicly available on Form N-CSR within 75 days after the end of the applicable quarter and on Part F of Form N-PORT within 60 days after the end of the quarter. Shareholders may view the Fund’s Forms N-CSR and N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings. The Board of Trustees has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and address potential conflicts of interest that could arise between the interests of the Fund’s shareholders, on the one hand, and those of Dodge & Cox, on the other. The Fund’s policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be consistent with the policies adopted by the Board of Trustees and in form and substance acceptable to Dodge & Cox’s Legal Department and the Fund’s Chief Compliance Officer. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

“Portfolio holdings” means the individual securities or other instruments held by the Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as, but not limited to, how the Fund’s portfolio is allocated among various industries, sectors, countries, credit quality ratings and/or maturities, as well as financial characteristics about the Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, earnings and price-based ratios, duration, maturity, yield-to-worst and/or portfolio turnover.

The Fund may provide, at any time, portfolio holdings information to their service providers, such as the Fund’s investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, class action monitoring services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. The Fund may also provide portfolio holdings information at any time to providers of securities reference data or characteristics or in connection with Dodge & Cox’s use of accounting, reporting, and portfolio analytics tools in its performance of investment management and administrative services to the Fund. Government entities and such providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. Any new arrangements to disclose non-public portfolio holdings must be approved by a senior officer of the Trust.

From time to time, officers of the Dodge & Cox Funds or Dodge & Cox may express their views orally or in writing on one or more of the Fund’s portfolio securities or may state that the Fund has recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on its website.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Fund’s portfolio securities, the Fund may disclose one or more of their securities. The Fund has not entered into formal nondisclosure agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who Dodge & Cox believed was misusing the disclosed information.

The Fund’s Board of Trustees and Dodge & Cox’s Legal Department may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund’s portfolio information beyond those described herein.

Dodge & Cox provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding information for their accounts. These clients do not owe Dodge & Cox or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Dodge & Cox’s portfolio holdings policy requires any violations of the policy that affect the Fund be reported to the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Fund’s Board of Trustees.

Management of the Fund

Trustees and Officers

Each Dodge & Cox Fund, including the Dodge & Cox Emerging Market Stock Fund, is governed by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Trustees set broad policies for the Fund; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Fund’s Officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Delaware, and other laws. Dodge & Cox manages the day-to-day operations of the Fund under the direction of the Board of Trustees. The Board met four times during the fiscal year ended December 31, 2019 in respect of the other Dodge & Cox Funds.

Charles F. Pohl, an “interested” Trustee, serves as Chairman of the Board of Trustees. The Independent Trustees of the Fund have designated a Lead Independent Trustee, who functions as a spokesperson and principal point of contact for the Independent Trustees. The Lead Independent Trustee is responsible for coordinating the activities of the Independent Trustees, including calling and presiding at regular executive sessions of the Independent Trustees, developing the agenda of each Board meeting together with the Chairman, and representing the Independent Trustees in discussions with Dodge & Cox management. John B. Taylor currently serves as Lead Independent Trustee. The Fund’s Board has determined that its leadership and committee structure is appropriate because it sets the proper tone for the relationship between the Fund, on the one hand, and Dodge & Cox and the Fund’s other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board.

Like other mutual funds, the Fund is subject to a variety of risks, including, among others, investment, valuation, compliance, and operational risks. Dodge & Cox and other service providers have primary responsibility for the Fund’s risk management on a day-to-day basis as part of their overall responsibilities. Dodge & Cox is also primarily responsible for managing investment risk and its own operational risks as part of its day-to-day investment management responsibilities. Dodge & Cox and the Fund’s Chief Compliance Officer (who reports directly to the Board’s Independent Trustees) assist the Board in overseeing the significant investment policies of the Fund and monitor the various compliance policies and procedures approved by the Board as part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board of Trustees considers risk management issues throughout the year by reviewing regular reports prepared by Dodge & Cox and the Fund’s Chief Compliance Officer, as well as special written reports or presentations provided on a variety of relevant issues, as needed. For example, Dodge & Cox reports to the Board quarterly on the investment performance of the Fund, the financial performance of the Fund, and overall market and economic conditions. Dodge & Cox also provides regular updates on legal and regulatory developments that may affect the Fund. The Fund’s Chief Compliance Officer provides regular presentations to the Board at its quarterly meetings. The Fund’s Chief Compliance Officer also provides an annual report to the Board concerning, among other things, (i) any material compliance matters relating to the Fund, Dodge & Cox, and the Fund’s other key service providers; (ii) various risks identified as part of the Fund’s compliance program assessments; and (iii) any material recommended changes to policies and procedures. The Fund’s Chief Compliance Officer also meets regularly in executive session with the Independent Trustees and communicates any significant compliance-related issues and regulatory developments to the Audit and Compliance Committee between Board meetings.

In addressing issues regarding the Fund’s risk management between meetings, representatives of Dodge & Cox communicate with the Lead Independent Trustee and/or the Chairperson of the Audit and Compliance Committee and other Independent Trustees. As appropriate, the Trustees confer among themselves, or with Dodge & Cox, the Fund’s Chief Compliance Officer, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit and Compliance Committee, which is composed of all Independent Trustees, oversees management of financial and compliance risks and controls. The Audit and Compliance Committee assists the Board at various times throughout the year in reviewing with Dodge & Cox and the Fund’s independent auditors matters relating to financial accounting and reporting, systems of internal controls, and the Fund’s annual audit process. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s valuation policies in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board may also discuss particular risks that are not addressed in the committee process.

All of the Trustees bring to the Board a wealth of executive leadership experience. The Board and its Nominating and Governance Committees select Independent Trustees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy, and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current Board members of the Fund, with a view toward maintaining a Board that is diverse in viewpoint, experience, education, and skills.

The Funds seek Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Fund’s Board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities. The business acumen, experience, and objective thinking of the Trustees are considered invaluable assets for Dodge & Cox management and the Fund.

The Independent Trustees collectively have a significant record of accomplishments in governance, business, not-for-profit organizations, government and military service, academia, law, accounting, or other professions. Although no single list could identify all the experience upon which the Fund’s Independent Trustees draw in connection with their service, the table below summarizes key experience for each Independent Trustee. These references to the qualifications, attributes, and skills of the Trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the qualifications listed below, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Interested Trustees have similar qualifications, skills, and attributes as the Independent Trustees. Interested Trustees are senior executive officers of Dodge & Cox. This management role with the Fund’s investment adviser also permits them to make a significant contribution to the Fund’s Board.

The Trustees and Officers of the Fund is listed below. The address for each Trustee and Officer, unless otherwise noted, is c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Each Trustee and Officer oversees all seven portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

Independent Trustees

(The term “Independent Trustee” refers to a Trustee who is not an “interested person” of the Funds within the meaning of the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Caroline M. Hoxby (54) Trustee since 2017	Ms. Hoxby has been a Professor of Economics at Stanford University since 2007 and a Director of the Economics of Education Program for the National Bureau of Economic Research since 2001. She is also a Senior Fellow of the Hoover Institution and the Stanford Institute for Economic Policy Research.	None

Thomas A. Larsen (70) Trustee since 2002	Mr. Larsen most recently served as Senior Counsel of the law firm of Arnold & Porter until 2018, prior to which he was a Partner. He previously was a Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (a law firm) from 1977 to 2011, where he also served as Chair of the Real Estate and Private Client Services Groups. Mr. Larsen previously worked in the Office of the General Counsel of the Environmental Protection Agency. Mr. Larsen has served in leadership positions on advisory and trustee boards for many charitable, educational, and nonprofit organizations, as well as a private company.	None

Ann Mather (60) Trustee since 2011	Ms. Mather has served as the Chief Financial Officer or in other executive financial management positions with numerous public and private companies, including Polo Ralph Lauren, Buena Vista International, Inc., and, most recently, Pixar Animation Studios where she was CFO from 1999 to 2004. Ms. Mather has also served on a variety of public and private company boards, including as chair of the audit committee for several public company boards.	Current Director of Alphabet Inc. (previously Google Inc.) (internet information services); Glu Mobile, Inc. (multimedia software); Netflix, Inc. (internet television); and Arista Networks (cloud networking)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Robert B. Morris III (67) Trustee since 2011	Mr. Morris most recently served as Advisory Director to The Presidio Group from 2005-2016. During his career in the financial services industry, Mr. Morris has worked with many leading firms, including Wells Fargo, Montgomery Securities, Prudential-Bache Securities, and Goldman Sachs, where he was a partner and managing director. Mr. Morris has served on advisory and trustee boards for many charitable, educational, and nonprofit organizations.	None

Gabriela Franco Parcella (51) Trustee since January 2020	Ms. Parcella is Managing Partner of the private equity real estate firm Merlone Geier Partners, which she joined in 2018. Previously, she was Chairman, President & CEO of Mellon Capital, serving in those roles over the last seven years of her 20-year tenure at the firm. Ms. Parcella also serves as an Independent Director and Chair of the Nominating and Corporate Governance Committee of Terreno Realty Corporation and as a trustee on the boards of several educational and non-profit organizations.	Director, Terreno Realty Corporation (since 2018)

Gary Roughead (68) Trustee since December 2013	Admiral Roughead (Ret.) has served since 2012 as the Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution at Stanford University. Admiral Roughead is a member of the Arctic Security Initiative (Chair), Task Force on Energy Policy, Military History Working Group, and Foreign Policy Working Group at the Hoover Institution. From 1973 to 2011, Admiral Roughead served in the U.S. Navy. From 2008 to 2011, Admiral Roughead was the Chief of Naval Operations. During that period, Admiral Roughead was a Senior Officer in the U.S. Navy, Naval Advisor to the President and Secretary of Defense and a Member of the Joint Chiefs of Staff.	Current Director, Northrop Grumman Corp. (global security); and Maersk Line, Limited (shipping and transportation)

Mark E. Smith (69) Trustee since April 2014	Mr. Smith served as a consultant from 2012 to 2013 at Brown Brothers Harriman, an investment management company, and at Loomis Sayles & Company, L.P., an investment manager. Prior to 2012, Mr. Smith served as Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.	None

John B. Taylor (73) Trustee since 2005 (and 1995-2001)*	Mr. Taylor has been a Professor of Economics at Stanford University since 1984 and a Senior Fellow at the Hoover Institution since 1996. He has served in numerous government positions, including, most recently, Under Secretary for International Affairs at the United States Treasury from 2001 to 2005. Previous government positions include service as a Director of the Overseas Private Investment Corporation, on the Advisory Panel of the Congressional Budget Office, and both a Member and Senior Staff Economist of the President’s Council of Economic Advisers. Mr. Taylor is actively involved in many economics professional societies.	None

*	From 1995 until 1998, Mr. Taylor served in a similar capacity with the Trust’s predecessors, Dodge & Cox Stock Fund, Dodge & Cox Income Fund, and Dodge & Cox Balanced Fund.

Interested Trustees

(Each Interested Trustee is an employee of Dodge & Cox in an executive position and is an “interested person” of the Trust as defined in the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Charles F. Pohl (62) Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer, and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), International Equity Investment Committee (IEIC), and Emerging Markets Equity Investment Committee (EMEIC); member of U.S. Fixed Income Investment Committee (USFIIC) (until 2019). Mr. Pohl joined Dodge & Cox in 1984.	None

Dana M. Emery (58) President (since 2014) Trustee (since 1993*)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020), and member of USFIIC and Global Fixed Income Investment Committee (GFIIC). Ms. Emery joined Dodge & Cox in 1983.	None

*	From 1993 until 1998, Ms. Emery served in a similar capacity with one of the Trust’s predecessors, Dodge & Cox Income Fund.

Officers

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Diana S. Strandberg (60)	Senior Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Director of International Equity, and member of GEIC, IEIC, and EMEIC; member of USEIC (until January 2020) and GFIIC (until 2018)

Englebert T. Bangayan (41)	Vice President (since 2015)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since 2015)

Philippe Barret, Jr. (43)	Vice President (since 2013)	Vice President of Dodge & Cox; Research Analyst and member of USEIC

Lily S. Beischer (50)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of GEIC

Wendell W. Birkhofer (63)	Vice President (since 2008)	Senior Vice President (since 2016) and Vice President (until 2016) of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USEIC (until May 2020) and Private Client Investment Committee (“PCIC”) (until May 2020)

Anthony J. Brekke (45)	Vice President (since 2008)	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC

Richard T. Callister (48)	Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and member of IEIC

C. Bryan Cameron (62)	Vice President (since 2008)	Senior Vice President of Dodge & Cox; Director of Research, and member of USEIC and PCIC; member of IEIC (until May 2020)

Sophie Chen (36)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst and member of EMEIC

James H. Dignan (50)	Vice President (since 2008)	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC

Rameez Dossa (36)	Assistant Vice President (since 2014)	Vice President of Dodge & Cox (since 2017); Research Analyst and member of EMEIC

Mario C. DiPrisco (44)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of IEIC and EMEIC

Thomas S. Dugan (55)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Director of Fixed Income (since January 2020), Co-Director of Fixed Income (until January 2020), Associate Director of Fixed Income (until 2019), and member of USFIIC and GFIIC

Benjamin V. Garosi (40)	Vice President (since 2019)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2019)

David C. Hoeft (52)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Associate Chief Investment Officer (since 2019), Associate Director of Research (until 2019), and member of USEIC and GEIC (since 2016)

Keiko Horkan (49)	Vice President (since 2008)	Vice President of Dodge & Cox, Research Analyst, and member of IEIC

Lucinda I. Johns (46)	Vice President (since 2012)	Vice President of Dodge & Cox; Associate Director of Fixed Income (since January 2020), Research Analyst, and member of USFIIC and GFIIC

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Michael Kiedel (44)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst and member of USFIIC (since 2018)

Roger G. Kuo (48)	Vice President (since 2008)	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of IEIC and GEIC

Karol Marcin (47)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2018) and GEIC

Kathleen G. McCarthy (40)	Vice President (since 2016)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2016)

Raymond J. Mertens, Jr. (47)	Vice President (since 2014)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since 2018) and GEIC (until 2018)

Nils M. Reuter (40)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (since 2018)

Larissa K. Roesch (53)	Vice President (since 2008)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USFIIC

Adam S. Rubinson (53)	Vice President (since 2010)	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC

Matthew B. Schefer (35)	Vice President (since 2018)	Vice President (since 2015) of Dodge & Cox; Research Analyst and member of GFIIC (since 2018)

Jose F. Ursua (39)	Vice President (since 2020)	Vice President of Dodge & Cox (since 2017); Research Analyst and member of GFIIC (since January 2020)

Steven C. Voorhis (50)	Vice President (since 2008)	Vice President of Dodge & Cox; Associate Director of Research (since 2019) and member of USEIC and GEIC

Terrill C. Armstrong (47)	Assistant Vice President (since 2015)	Vice President (since 2018) of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor (since 2015)

Matthew A. Beck (47)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Counselor

Carl Bindoo (45)	Assistant Vice President (since 2015)	Vice President (since 2016) of Dodge & Cox; Investment Accounting and Operations Manager

Damon T. Blechen (43)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Research Analyst and Trader

Steven H. Cassriel (58)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor

Paul V. Cecconi (33)	Assistant Vice President (since 2020)	Client Portfolio Manager and Client Portfolio Counselor (since 2019) of Dodge & Cox; Vice President and Client Advisor at Bessemer Trust (until 2019)

Alexander J. Chartz (32)	Assistant Vice President (since 2014)	Client Relationship Associate of Dodge & Cox

Hsin Chau (44)	Assistant Vice President (since 2016)	Vice President of Dodge & Cox; Senior Counsel

Shane Cox (33)	Assistant Vice President (since 2019)	Research Analyst and Trader (since 2016) of Dodge & Cox; Associate Vice President at Payden & Rygel (until 2016)

Robert T. Curran (44)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Shareholder Services Manager

Deirdre A. Curry (53)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor

Shawn G. Dahlem (54)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC

Emma G. Dawley (24)	Assistant Vice President (since 2020)	Client Relationship Associate of Dodge & Cox

David J. Edwards (58)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Counselor

Leah E. Edwards (27)	Assistant Vice President (since 2017)	ESG Integration Analyst (since 2020); Client Relationship Associate of Dodge & Cox (until 2020)

Karim A. Fakhry (42)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst

Kathryn O. Fast (46)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Associate Director of Client Service – Fixed Income (since 2018); Client Portfolio Manager and Client Portfolio Counselor

Allen C. Feldman (34)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst and Trader

Andrew P. Fowler (32)	Assistant Vice President (since 2019)	Client Portfolio Counselor (since 2018) of Dodge & Cox; Stanford Business School MBA Program (2016-2018); Research Associate at Dodge & Cox (until 2016)

Kevin P. Glowalla (33)	Assistant Vice President (since 2019)	Vice President (since 2019) of Dodge & Cox; Research Analyst (since 2015); Stanford Business School MBA Program (2013-2015)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Steven T. Gorski (50)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Director of Client Service (since 2016) and Client Portfolio Counselor

Amy R. Grandstaff (32)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox (since 2018); Client Relationship Associate

Lawrence Y. Gu (30)	Assistant Vice President (since 2019)	Client Portfolio Counselor (since 2018) of Dodge & Cox; Harvard Business School MBA Program (2016-2018); Research Associate at Dodge & Cox (2012-2016)

Glen S. Guymon (50)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Senior Counsel

Emily J. Han (39)	Assistant Vice President (since 2020)	Vice President of Dodge & Cox (since 2017); Research Analyst

Matthew A. Hauselt (28)	Assistant Vice President (since 2017)	Client Relationship Associate of Dodge & Cox

Matt B. Hyland (29)	Assistant Vice President (since 2017)	Shareholder Services Associate of Dodge & Cox

John N. Iannuccillo (51)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst

Charis N. Ji (30)	Assistant Vice President (since 2020)	Research Analyst of Dodge & Cox (since 2019); Harvard University MBA Program (2017-2019); Research Associate at Dodge & Cox (2013-2017)

Kevin D. Johnson (58)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager, and Client Portfolio Counselor

Erin E. Kennedy (46)	Assistant Vice President (since 2018)	Vice President (since 2017) of Dodge & Cox; Senior Counsel (since 2017); Associate Counsel (2014-2017)

Mary E. Klabunde (61)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Shareholder Services Manager

Nate Liao (31)	Assistant Vice President (since 2019)	Research Analyst (since 2018) of Dodge & Cox; University of Chicago Booth School of Business MBA Program (2016-2018); Sales and Trading Associate at J.P. Morgan (2012-2016)

Nicholas V. Lockwood (41)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and Trader

Timothy N. Mahoney (31)	Assistant Vice President (since 2017)	Shareholder Services Associate of Dodge & Cox

Richard M. Marino (48)	Assistant Vice President (since 2018)	Senior Shareholder Services Associate of Dodge & Cox

Hallie W. Marshall (41)	Assistant Vice President (since 2012)	Vice President (since 2015) of Dodge & Cox; Associate Director of Client Service – Equity (since 2018); Client Portfolio Manager and Client Portfolio Counselor

Chad R. Musolf (42)	Assistant Vice President (since 2016)	Client Portfolio Counselor of Dodge & Cox (since 2015); Director, Consultant Relations at INTECH Investment Management (2010-2015)

Molly K. Myers (45)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC (since 2018)

Masato Nakagawa (39)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst and Trader

Amanda L. Nelson (48)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst

Ria T. Nickens (49)	Assistant Vice President (since 2002)	Vice President of Dodge & Cox; Client Portfolio Counselor

Stephanie D. Notowich (54)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor

Arun R. Palakurthy (39)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Research Analyst

Raja Patnaik (34)	Assistant Vice President (since 2020)	Research Analyst of Dodge & Cox (since 2019); Associate at Cornerstone Research (2016-2018)

E. Saul Pena (42)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and Trader

Salil A. Phadnis (35)	Assistant Vice President (since 2014)	Vice President (since 2017) of Dodge & Cox; Research Analyst

Lynn A. Poole (60)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC

Thomas Y. Powers (31)	Assistant Vice President (since 2019)	Research Analyst (since 2016) of Dodge & Cox; Harvard University Ph.D. Program (2011-2016)

Neha N. Pyle (44)	Assistant Vice President (since 2016)	Shareholder Services Associate (since 2016) of Dodge & Cox; Executive/Special Projects Assistant at TPG Capital (2014-2016)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
John Ratzesberger (45)	Assistant Vice President (since 2020)	Investment Operations Manager of Dodge & Cox (since 2019); Global Head of Investment Operations at T. Rowe Price Group, Inc. (until 2019)

Rosemarie C. Schembri (44)	Assistant Vice President (since 2015)	Vice President (since 2016) of Dodge & Cox; Associate Chief Compliance Officer

Dustin B. Seely (34)	Assistant Vice President (since 2017)	Research Analyst and Trader (since 2016) of Dodge & Cox; Senior Associate at Prudential (2012-2016)

Tara E. Shamia (43)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Counselor

Dennis E. Shiraev (30)	Assistant Vice President (since 2020)	Research Analyst of Dodge & Cox (since 2019); Stanford University MBA and J.D. Programs (2015-2019)

Varinia T. Siefker (40)	Assistant Vice President (since 2014)	Vice President (since 2019) of Dodge & Cox; Intermediary Relationship Manager

Douglas M. Silverman (37)	Assistant Vice President (since 2016)	Client Relationship Associate (since 2015) of Dodge & Cox; Officer in the U.S. Navy (2002-2015)

Victoria H. Sims (29)	Assistant Vice President (since 2017)	Client Relationship Associate (since 2016) of Dodge & Cox; Associate Consultant at Ramboll Environ (2015-2016)

Alka Singal (40)	Assistant Vice President (since 2017)	Client Portfolio Counselor (since 2017) of Dodge & Cox; Executive Vice President at PIMCO (2007-2016)

Paritosh Somani (41)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst

Savvy S. Soun (47)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Equity Trading Manager

Jay J. Stock (58)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Research Analyst

David H. Strasburg (40)	Assistant Vice President (since 2019)	Vice President (since 2018) of Dodge & Cox; Research Analyst (since 2015)

Robert S. Turley (40)	Assistant Vice President (since 2014)	Vice President (since 2016) of Dodge & Cox; Research Analyst and member of EMEIC

Ryan Utsumi (41)	Assistant Vice President (since 2015)	Vice President (since 2018) of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor (since 2015)

Eric R. Warner (58)	Assistant Vice President (since 2006)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC

Tae Yamaura (47)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst

Mimi Yang (33)	Assistant Vice President (since 2017)	Research Analyst of Dodge & Cox

Roberta R.W. Kameda (59)	Vice President (since 2019), Chief Legal Officer (since 2019), and Secretary (since 2017)	Vice President of Dodge & Cox; Secretary (since 2018) and General Counsel

David H. Longhurst (62)	Vice President (since 2019) and Treasurer (since 2006)	Vice President of Dodge & Cox; Assistant Treasurer

John M. Loll (53)	Assistant Treasurer (since 2006) and Assistant Secretary (since 1999)	Vice President of Dodge & Cox; Corporate Treasurer

William W. Strickland (58)	Vice President (since 2018), Assistant Treasurer, and Assistant Secretary (since 2017)	Vice President of Dodge & Cox (since 2018); Chief Operating Officer, Assistant Secretary, and Assistant Treasurer (since 2017); President of T. Rowe Price Services (2011-2016) and Chief Technology Officer of T. Rowe Price (2008-2015)

Shelly Tam (47)	Assistant Treasurer (since 2020)	Financial Oversight and Control Analyst of Dodge & Cox (since 2017); Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016).

Katherine M. Primas (45)	Vice President (since 2019) and Chief Compliance Officer (since 2010)	Vice President of Dodge & Cox; Chief Compliance Officer

The Board of Trustees has the five standing committees listed below:

	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and act as a liaison between the Fund’s independent auditors and Chief Compliance Officer and the Board.	Caroline M. Hoxby Thomas A. Larsen Ann Mather Robert B. Morris (Chairperson) Gabriela Franco Parcella Gary Roughead Mark E. Smith John B. Taylor	2
Contract Review Committee	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate.	Caroline M. Hoxby Thomas A. Larsen Ann Mather Robert B. Morris Gabriela Franco Parcella Gary Roughead Mark E. Smith (Chairperson) John B. Taylor	2
Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; evaluate the performance of the Board as deemed necessary.	Caroline M. Hoxby Thomas A. Larsen Ann Mather Robert B. Morris Gabriela Franco Parcella Gary Roughead (Chairperson) Mark E. Smith John B. Taylor	4
Nominating Committee	Determine such standards or qualifications for nominees to serve as Trustees, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.	Caroline M. Hoxby Thomas A. Larsen (Chairperson) Ann Mather Robert B. Morris Gabriela Franco Parcella Gary Roughead Mark E. Smith John B. Taylor	2
Valuation Committee	Review and approve the Fund’s valuation policies; provide oversight for pricing of securities and calculation of net asset value; review “fair valuations” and determinations of liquidity of the Fund’s securities.	Caroline M. Hoxby Thomas A. Larsen Ann Mather (Chairperson) Robert B. Morris Gabriela Franco Parcella Gary Roughead Mark E. Smith John B. Taylor	1

Trustees and Officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. As of [ ], 2020, the Officers and Trustees of the Trust owned less than 1% of the outstanding shares of the Fund.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2019.

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Charles F. Pohl	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

Dana M. Emery	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

Independent Trustees
Caroline M. Hoxby	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

Thomas A. Larsen	Dodge & Cox Emerging Markets Stock Fund	none	Over $100,000

Ann Mather	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

Robert B. Morris	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

Gabriela Franco Parcella**	Dodge & Cox Emerging Markets Stock Fund*	none	none

Gary Roughead	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

Mark E. Smith	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

John B. Taylor	Dodge & Cox Emerging Markets Stock Fund*	none	Over $100,000

*	The Dodge & Cox Emerging Markets Stock Fund had not commenced operations as of December 31, 2019 and thus had not issued any shares.
**	Ms. Parcella joined the Board effective as of January 1, 2020.

The following table shows compensation paid by the Trust to Independent Trustees. The Trust does not pay any other remuneration to its Officers or Trustees, and has no bonus, profit-sharing, pension, or retirement plan.

Independent Trustee	Total Compensation from Funds and the Dodge & Cox Funds Complex paid to Trustees for Year Ended December 31, 2019
Caroline M. Hoxby	$280,000
Thomas A. Larsen	$285,000
Ann Mather	$295,000
Robert B. Morris	$305,000
Gabriela Franco Parcella	-*
Gary Roughead	$295,000
Mark E. Smith	$295,000
John B. Taylor	$295,000

*	Ms. Parcella joined the Board effective as of January 1, 2020.

Code of Ethics

The Dodge & Cox Funds and Dodge & Cox have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Dodge & Cox employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Fund’s shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

Dodge & Cox Funds Proxy Voting Policies and Procedures are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 800-621-3979; or on the Fund’s website at dodgeandcox.com, and (2) on the SEC’s website at sec.gov.

Principal Holders of Securities

As of August 3, 2020 the Dodge  & Cox Emerging Markets Stock Fund had not commenced operations and thus had not yet issued any shares.

Investment Manager

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930, and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. The Dodge & Cox Emerging Markets Stock Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund.

Until May 1, 2022, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Emerging Markets Stock Fund for all ordinary expenses to the extent necessary to maintain its total fund operating expenses at 0.70% of the average daily net asset value of the Fund. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. The Fund has not paid fees to Dodge & Cox because it has not yet commenced operations. The Investment Management Agreement between the Fund and Dodge & Cox may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders, or by Dodge & Cox. The Investment Management Agreement will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox’s fee, the Fund pays other direct expenses, including any transfer agent, custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; membership dues for trade associations; legal expenses for Independent Legal Counsel to the Independent Trustees of the Trust; and Trustee fees and expenses. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Fund for which it receives no additional compensation. Dodge & Cox supervises the operations of the Fund and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

Investment Committee Members

As described in the Fund’s Prospectus, the Dodge & Cox Emerging Markets Stock Fund’s investments are managed by Dodge & Cox’s Emerging Markets Equity Investment Committee (“EMEIC”), and no one EMEIC member is primarily responsible for making investment recommendations for the Funds. The research work of Dodge & Cox is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Other Accounts Managed by Investment Committee Members

The investment committee members may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Dodge & Cox Emerging Markets Stock Fund (number of accounts and total assets are as of [June 30], 2020 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
EMEIC Members
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	[ ]	[ ]	0
Diana S. Strandberg
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	[ ]	[ ]	0
Mario C. DiPrisco
Number of Other Accounts Managed	1	1	3
Total Assets in Other Accounts Managed	[ ]	[ ]	[ ]
Sophie Chen
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	[ ]	[ ]	0
Rameez Dossa
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	[ ]	[ ]	0
Robert S. Turley
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	[ ]	[ ]	0

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities, broker selection, and Fund investments. Because of their roles at Dodge & Cox, investment committee members, separate account client portfolio managers, and research analysts may be privy to the size, timing and possible market impact of the Fund’s trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by investment committee members or a Dodge & Cox proprietary account, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Fund, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. Additionally, members of investment committees or their relatives may invest in the Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies (including funds with different strategies) invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

The Fund may invest in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for the Fund any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for the Fund. Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for the Fund to the extent permitted by the Dodge & Cox Code of Ethics. The Code of Ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s Code of Ethics.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients/Funds because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients/Funds that have the potential to disadvantage other clients/Funds. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients/Funds, the circumstances giving rise to the conflict, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, including Funds, which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients/Funds or groups of clients/Funds on less favorable terms than it would have absent the conflict.

Compensation

Compensation of Dodge & Cox Fund’s investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of December 31, 2019.

Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by the Fund’s investment committee members as of December 31, 2019, unless otherwise indicated.

Aggregate Dollar Range of Securities in the Fund

Dodge & Cox Emerging Markets Stock Fund
Emerging Markets Equity Investment Committee
Charles F. Pohl*	A
Diana S. Strandberg*	A
Mario DiPrisco*	A
Sophie Chen*	A
Rameez Dossa*	A
Robert S. Turley*	A

RANGES: A—NONE; B—$1-$10,000; C—$10,001-$50,000; D—$50,001-$100,000;

E—$100,001-$500,000; F—$500,001-$1,000,000; G—MORE THAN $1,000,000.

*	Joined the committee effective as of [ ], 2020. As of August 3, 2020, the Fund had not commenced operations and thus, had not issued any shares.

Other Service Providers

Custodian and Transfer Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Fund and serves as fund accounting agent for the Fund. As Foreign Custody Manager for the Fund, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries. DST Asset Manager Solutions, Inc., P.O. Box 219502, Kansas City, MO 64121-9502 acts as transfer and dividend disbursing agent for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111, is the Independent Registered Public Accounting Firm to the Fund, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the Fund’s annual financial statements, and performs tax and accounting advisory services.

Independent Legal Counsel to the Independent Trustees

Ropes & Gray LLP, Three Embarcadero Center, Suite 2200, San Francisco, CA 94111, currently serves as Independent Legal Counsel to the Independent Trustees. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Legal Counsel to the Fund

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, currently serves as legal counsel to the Fund.

Brokerage Allocation and Other Practices

The Investment Management Agreement provides that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (collectively, “brokers”) for the execution of the Fund’s portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1.

Dodge & Cox’s objective in selecting brokers and effecting portfolio transactions in securities is to seek best execution with respect to portfolio transactions. In deciding what constitutes best execution, the determinative factor is not simply quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. The determination of what may constitute best execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and to search for and obtain liquidity to minimize market impact, availability of the broker to stand ready to execute possibly difficult transactions, and the financial strength and stability of the broker. Because determining best execution involves qualitative judgments on a variety of factors, Dodge & Cox does not use a single basis of measurement that can be applied to all trades. Rather, Dodge & Cox views best execution as a process that should be evaluated over time as part of an overall relationship with a broker rather than on a trade-by-trade basis. Therefore, Dodge & Cox focuses on establishing the appropriate level of oversight, checks and balances, and documentation of best execution processes.

2.

Factors used to select brokers and/or electronic trading platforms to execute equity transactions include, but are not limited to, Dodge & Cox’s knowledge of negotiated commission rates; the nature of the security being traded; the size and type of the transaction; research and brokerage services provided by the broker; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived operational/financial soundness of the broker; Dodge & Cox’s knowledge of actual or apparent operational problems of any broker; the broker’s historical transaction and execution services; and the reasonableness of spreads or commissions. Dodge & Cox does not select brokers solely on the basis of purported or “posted” commissions, nor does it always seek in advance competitive bidding for the most favorable commission applicable to any particular portfolio transaction. Although Dodge & Cox generally seeks competitive commissions, it will not necessarily select a broker based on the lowest commission charged in a given transaction. Dodge & Cox may not pay the lowest available commission when it believes that a broker charging a higher commission offers greater liquidity or improved price or execution; Dodge & Cox may also select a broker in recognition of research and/or brokerage services provided or expected to be provided.

When effecting a debt securities transaction in the secondary market, Dodge & Cox generally will select brokers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

3.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and overseas, these commissions are negotiated. Equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed; however, listed securities may be purchased in the over-the-counter market if such market provides best execution and liquidity. In underwritten offerings, the price includes a disclosed selling concession. In addition to placing and executing orders through traditional broker-dealers, Dodge & Cox utilizes electronic trading platforms to seek best execution. Dodge & Cox may at times use algorithmic trading tools to execute trades on various electronic communications and crossing networks.

For debt securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and ask prices.

4.

Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934 Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable (sometimes referred to as “soft dollar” arrangements). Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox’s overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific cash (i.e., “hard dollar”) value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.

The determination that commissions are within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, and will also take into account a Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided to Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Fund.

The research services received by Dodge & Cox may be produced by the brokers effecting the trade (“proprietary research”), or by a third party broker that is not involved in effecting the trade (“third party research”). Research services received by Dodge & Cox include, without limitation, information on the economy, industries, groups of securities, and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal and regulatory developments affecting portfolio securities; pricing and appraisal services; industry consultants; issuer disclosure services; credit, risk measurement, and performance analysis; and analysis of corporate responsibility issues. Research services may also include providing opportunities to meet with company executives, which allows Dodge & Cox analysts to gather information about a specific company, industry, or sector and to directly evaluate the strengths and weaknesses of an issuer’s management team.

The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms, including persons having special expertise on certain companies, industries, areas of the economy, market factors, or other areas.

Research services are subject to internal analysis before being incorporated into Dodge & Cox’s investment process.

Dodge & Cox may use brokerage commissions to acquire research and related services from third party vendors and brokers through commission-sharing arrangements (CSAs). CSAs are agreements between an investment adviser and a broker in which the executing broker allocates a portion of brokerage commissions to a “commission pool,” which can be used to acquire third party research from another broker. Dodge & Cox may also use “step-outs” or similar transactions with brokers. In a step-out arrangement, the investment adviser executes a trade through one broker but instructs that broker to step-out all or a portion of the trade to a second broker that provides research and/or brokerage services to Dodge & Cox. This second broker will clear and settle, and receive commissions for, the stepped-out portion of the trade.

Dodge & Cox may also use hard dollars out of its own assets to pay for third party research.

5.

Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for the Fund may be used in servicing some or all of Dodge & Cox’s accounts, however, all such services may not be used by Dodge & Cox in connection with the Fund. Dodge & Cox Emerging Markets Stock Fund has not yet paid any brokerage commissions because it has not commenced operations. Dodge & Cox Emerging Markets Stock Fund does not hold securities of any broker-dealers or parent entities.

It may frequently develop that the same investment decision is made for more than one Fund or account managed by Dodge & Cox. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

Capital Stock

The Trust was organized as a Delaware statutory trust in 1998. Each of the seven Dodge & Cox Funds is a series of the Trust, and each has a single class of shares. Each share evidences a beneficial ownership interest in the Fund, and there is no limit to the number of shares that may be issued. All shares of the Fund have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders. Dodge & Cox Emerging Markets Fund was established in 2020.

Purchase, Redemption, and Pricing of Shares

The procedures for purchasing and redeeming shares of the Fund are described in the Fund’s Prospectus, which is incorporated herein by reference.

Net Asset Value Per Share

The purchase and redemption price of the Fund’s shares is equal to the Fund’s net asset value per share (“NAV”) or share price. The Fund determines its NAV by subtracting the Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of the Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business or if the NYSE has an unscheduled early closing, the Fund reserves the right to (i) advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV or (ii) accept purchase and redemption orders until, and calculate NAV as of, the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate their NAV) on days that the NYSE is closed for business (scheduled or unscheduled). However, on any day that the NYSE is closed when it would normally be open for business, the Fund may determine to accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine. The days and times at which transactions and shares are priced, and until which orders are accepted, may also be changed when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund’s shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Trading in securities denominated in foreign currencies and traded on European, African, and Asian securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in non-U.S. securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events affecting the value of these foreign securities occur and would have a material effect on the Fund’s NAV, the securities are valued at fair value.

Assets (including investments) and liabilities initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

Purchases-In-Kind

Dodge & Cox may, at its discretion, permit you to purchase shares of the Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value; (iii) must be liquid; (iv) must not be subject to restrictions on resale; and (v) the market value of any securities exchanged, plus any cash, must be at least $100 million ($25 million with respect only to the Dodge & Cox Income Fund); Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets, and such value will include any interest accrued on the securities prior to their delivery to the Fund. The securities become the property of the Fund as of the date of the exchange, at which time any interest, dividends, subscription, or other rights that are attached to the securities also become the property of the Fund.

Redemptions In Kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a “redemption-in-kind”). Such conditions may include, but are not limited to, circumstances under which raising cash to meet a redemption request could dilute the interests of the Fund’s remaining shareholders or compromise the Fund’s ability to raise enough cash to meet foreseeable redemption requests by other shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. In addition, if the Fund effects a redemption in kind, the redeeming shareholder will bear market, liquidity, and other risks associated with such securities. The Fund may also effect redemptions in kind in an effort to manage cash positions and/or to offset certain of the liquidity-related risks that arise from significant redemption activity. This practice may reduce the need for the Fund to maintain significant cash reserves and to sell portfolio holdings to meet redemption requests and thus may enable the Fund to reduce cash drag, transaction costs and capital gains. Dodge & Cox believes that this practice may benefit the Fund and its shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. Shareholders who redeem their shares in kind may sell some or all of the securities they receive from the Fund. There is a risk that this activity could negatively impact the market value of those securities and, in turn, the NAV of the Fund. Dodge & Cox believes that the benefits described above outweigh the risk of potential negative NAV impact.

Some shareholders may be paid in whole or in part in securities (which may differ among shareholders), while other shareholders may be paid entirely in cash even with respect to redemptions on the same date. Shareholders paid in whole or in part in securities will receive a basket of securities that corresponds generally pro rata to the Fund’s portfolio holdings. Shareholders will receive either a pro rata basket or a “Redemption Basket” valued as they are for purposes of computing the Fund’s NAV. A list of the designated securities and approximate weightings of the securities comprising the Redemption Basket will be made available at dodgeandcox.com periodically and upon request. The Redemption Basket includes only securities that have been disclosed in the Fund’s latest quarter-end holdings disclosure. Dodge & Cox may in its discretion omit a security or adjust the weighting of a security included in the published Redemption Basket when processing a redemption in kind due to circumstances such as, but not limited to, changes in the applicable Fund’s investment strategy and portfolio holdings, the existence of material non-public information about the security, corporate actions, the fact that a security is using fair value pricing, or other circumstances, as may be determined by Dodge & Cox.

There may be practical limitations on the Fund’s ability to effectuate redemptions in-kind, and it may not be possible for the Fund to exercise its right to redeem a shareholder in-kind under certain circumstances. The Fund is not obligated to honor requests for a redemption in kind.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Taxation of the Fund

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more controlled issuers in the same or similar or related trades or businesses, or in certain publicly traded partnerships. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) and any net tax-exempt income for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are generally taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. Certain deferrals, elections and adjustments may apply in computing the Fund’s taxable income and net gains and in calculating the required distribution under the excise tax.

You need to be aware of the possible tax consequences when:

•	You sell Fund shares, including an exchange from the Fund to another Dodge & Cox Fund.

•	The Fund makes a distribution to your account.

Taxes on Fund Redemptions

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Dodge & Cox Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for shares in the Fund, plus the value of reinvested dividends and capital gains distributions.

A shareholder who redeems shares of the Fund in-kind generally will recognize a gain or a loss equal to the difference between the market value of the securities and other assets received by the shareholder in redemption of its shares at the time of the redemption and the shareholder’s basis in the Fund shares redeemed. Any capital gain or loss realized upon a shareholder’s redemption of Fund shares is generally treated as long-term capital gain or loss if the Fund shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Persons redeeming Fund shares in-kind should consult their own tax advisors with respect to the tax treatment of any redemption transaction.

At the time you sell shares from the Fund, you should inform the Fund of your cost selection for tax reporting purposes, or you should specify in advance a standing cost basis method for your account. For tax reporting purposes, the cost basis of shares that you sell must be determined using a method acceptable to the Internal Revenue Service (“IRS”). Such methods include (but are not limited to) the “first in first out” (FIFO) method and the “average cost” method. Unless you specify an alternate cost basis method, the Fund will default to the average cost method when calculating cost basis.

Fund shares will be considered “Covered Shares”. If you sell or exchange covered shares within a taxable account, the Fund will report the gross proceeds, cost basis, and holding period of the shares sold on Form 1099-B by February 15th. The Fund will also report this information to the IRS.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

To help you maintain accurate records, the Fund will send you a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the period.

Taxes on Fund Distributions

The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of the Fund may be able to take such a deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

A portion of the dividends paid to you by the Fund may be qualified dividends subject to a lower maximum tax rate (depending on whether the individual’s income exceeds certain threshold amounts). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Distributions of net capital gains from assets held by the Fund for one year or less will be taxed as ordinary income.

A portion of the Fund’s distributions may be treated as a return of capital to you for federal income tax purposes. In such a case, the return of capital would not be currently taxable, but would instead reduce your tax basis in your Fund shares, which would generally result in an increase in any taxable gain, or a reduction in any taxable loss, on the subsequent sale of your shares. The Fund may also allocate a portion of undistributed earnings to redeeming shareholders in order to reduce required distributive amounts applicable to remaining shareholders.

In February, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from the Fund. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Pass-Through of Foreign Tax Payments

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you. If more than 50% of the Fund’s total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S.

federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days during the 31-day period beginning 15 days before the ex-dividend date of any dividend. You will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Under certain circumstances, the Fund may make an investment or take other actions intended to permit the pass-through of foreign tax payments to eligible shareholders; however, tax considerations do not form part of any Fund’s primary investment strategies and no Fund is required to consider the tax consequences of its investments to any particular shareholder or group of shareholders.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made for the Fund, the source of the Fund’s income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, and receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. If the Fund is not eligible to make the election to “pass through” to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Effect of Foreign Currency Gains and Losses on Distributions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. (The Fund may elect to treat gains and losses on the disposition of certain foreign currency forward contracts as capital gains and losses.) These ordinary gains and losses generally may increase or decrease the amount of the Fund’s net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If foreign currency ordinary losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

Federal Tax Treatment of Foreign Currency Transactions and Futures

The Fund may enter into certain foreign currency forward transactions and futures contracts that may be designated as Section 1256 contracts or straddles or futures contracts which may be treated as Section 1256 contracts. Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Certain foreign currency transactions that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or certain currency positions comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for the Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign exchange forward contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

Transactions in Swaps and Other Derivatives

Generally, hedging transactions and certain other derivatives transactions, including options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the timing and character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements, and certain other derivatives to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such derivatives transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected.

Certain requirements that must be met under the Internal Revenue Code in order for the Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to the Fund’s assets, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and certain other derivatives.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

PFIC Securities

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that the Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed if certain other conditions are met.

Market Discount

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Tax Effect of Buying Shares Before a Capital Gain or Income Distribution

If you buy shares shortly before or on the “record date” for the Fund distribution—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out the Fund’s record date before investing. Of course, the Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless the Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

Backup Withholding on Dividends, Capital Gain Distributions, and Redemptions

The Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation

Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable) and that such non-U.S. shareholders may be subject to U.S. estate tax.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

The discussion above and in the Fund’s Prospectus regarding the federal income tax consequences of investing in the Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in the Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in the Fund. The Trust’s legal counsel has expressed no opinion in respect thereof.

Principal Underwriter

The Trust distributes the shares of the Fund and does not have a principal underwriter.

Financial Statements

The Fund has not commenced operations as of the date hereof and therefore has no financial statements. Copies of the Fund’s Annual Report (when available) will be able to be obtained from the Fund at no charge by writing, visiting the Fund’s website at dodgeandcox.com, or telephoning the Fund (800-621-3979).

Appendices

Appendix A: Ratings

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service)

(from Moody’s Investors Service, Rating Symbols and Definitions, January 2020)

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Ratings by Fitch (Fitch Ratings)

(from Fitch Ratings, Rating Definitions, January, 2020)

Long-Term Ratings Scale — Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind seems probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: an uncured payment default on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Ratings of Structured Finance, Public Finance, and Global Infrastructure Obligations – Long-Term Rating Scales

Ratings of structured finance obligations, public finance obligations, and infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•

The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor (and, in the case of public finance and global infrastructure obligations, where payment default on an obligation is a virtual certainty); or

•

The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to ‘D’.

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Short-Term Ratings Scale

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Ratings by S&P (Standard & Poor’s Global Ratings)

(from S&P’s Global Ratings Definitions,September, 2019)

Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature and provisions of the financial obligation, and the promise S&P imputes; the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,

B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Appendix B: Proxy Voting Policies and Procedures

Dodge & Cox Funds

Proxy Voting Policies and Procedures

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies and Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies and Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and its shareholders.

The following Proxy Voting Policies and Procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of seven series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund, collectively, the “Funds”), Dodge & Cox Worldwide Funds plc, a UCITS umbrella fund registered in Ireland and consisting of three sub-funds (Dodge & Cox Worldwide Funds plc – Global Stock Fund, Dodge & Cox Worldwide Funds plc – U.S. Stock Fund, and Dodge & Cox Worldwide Funds plc – Global Bond Fund), as well as individuals, corporations, and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act, and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or as otherwise agreed with Dodge & Cox). To the extent issues are not covered by the Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

General Policy

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox votes based on its principle of maximizing shareholder value, as described above.

Proxy Decision-Making Process

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. Proxies are also reviewed by a securities analyst when deemed appropriate by the Proxy Officer or delegate. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (which generally consists of the Proxy Officer, securities analysts, a subset of the firm’s investment committees, and members of the Legal, Compliance, and Operations Departments) when necessary. When an issue is not clearly covered by these guidelines, and when deemed appropriate by the Proxy Officer or delegate, the proposal may be referred to one or more members of the Proxy Policy Committee for review, who then decide on an appropriate vote or may recommend further review by the relevant investment committee.

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer or delegate is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts when deemed appropriate for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

Limitations Relating to Proxy Voting

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or non-U.S. regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among non-U.S. markets in which the Fund may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of non-U.S. securities if Dodge & Cox does not receive information about the meeting in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees, information gathering) in non-U.S. markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of non-U.S. holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

Proxy Voting Guidelines

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. These examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. Governance practices and market standards not outlined below may be taken into consideration as well. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the items below and other routine issues when adequate information on the proposal is provided. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements.

E.	Payment or Distribution of Dividends.

F.	Other Business (domestic companies).

G.	Other Business (non-U.S. companies).

Dodge & Cox will typically vote against other business proposals in non-U.S. markets, as it varies by market what can legally be covered under other business and it cannot be known, when voting by proxy, whether the items raised under other business would be beneficial to shareholders.

H.	Amend Bylaws / Articles of Association to Bring in Line with Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws / articles of association to bring them in line with local laws and regulations, however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

II.	Capitalization / Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans, and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes / Severance Agreements.

Provisions for “golden parachutes” and severance agreements are evaluated on a case-by-case basis using internal standards. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.

C.	Claw-Back of Incentive Compensation.

Dodge & Cox typically votes against shareholder claw-back proposals where the company has an existing claw-back policy. Proposals will be reviewed on a case-by-case basis where the company has not previously adopted a claw-back policy. In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

D.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

E.	Frequency of Advisory Votes on Compensation.

Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy annually.

F.	Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.	Governance Related

A. Election of Directors in Uncontested Elections.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

When reviewing U.S. indemnification proposals, Dodge & Cox will consider prevailing practice. When reviewing non-U.S. indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation, and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation, audit and nominating committees composed entirely of independent directors. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the Board of Directors and other board committees we believe will improve governance.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chairman and Chief Executive Officer may not be in the best interests of the company or its shareholders. When the positions of Chairman and Chief Executive Officer are combined, Dodge & Cox prefers that the company has a lead independent director. Dodge & Cox typically will vote in accordance with company management on the above issue.

E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.

F.	Succession Plans.

Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.

G.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a shareholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

H.	Majority of Votes to Elect Directors.

Dodge & Cox will generally support shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the law where the company is incorporated.

I.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

J.	Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company. Nevertheless, Dodge & Cox may utilize cumulative voting where this practice is already in place.

K.	Directors and Named Executive Officers (NEOs) Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company. Nevertheless, Dodge & Cox does believe that director and NEO stock ownership can align their interests with those of shareholders.

L.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox will generally consider the proposed requirements for minimum length and percentage of ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox will generally support proxy access proposals that include an ownership level and holding period of at least three percent for three years. Dodge & Cox will evaluate proposals with lower ownership thresholds and / or shorter holding periods on a case-by-case basis. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

M.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

N.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate, and retain capable directors.

V.	Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A. Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many Fair Price provisions also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs so long as they are put to a shareholder ratification vote within 12 months of adoption or have a two to three year sunset provision, as they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). When considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% trigger or higher flip-in or flip-over;

•	Two- to three-year sunset provision;

•	No dead-hand, slow-hand, no-hand or similar features that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature – if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

D.	Greenmail.

Dodge & Cox does not support the payment of “greenmail,” the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

E.	Mergers, Acquisitions, and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

F.	Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholder Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.

C.	Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.	Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance and will review proposals to eliminate a dual class structure on a case-by-case basis.

G.	Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

H.	Hybrid and Virtual-Only Meetings.

Dodge & Cox will typically support proposals allowing for the convening of hybrid shareholder meetings (meaning those that include both an in-person and “virtual” meetings). Dodge & Cox is generally opposed to virtual only shareholder meetings. Virtual-only meetings may hinder meaningful exchanges between management and shareholders, enable management to avoid uncomfortable questions, and increase the likelihood of marginalizing certain shareholders.

I.	Exclusive Venue.

Dodge & Cox typically supports management’s discretion to select a specific jurisdiction as the exclusive venue for shareholder lawsuits.

VII.	Social / Environmental

Dodge & Cox generally supports management’s decisions regarding a company’s business operations. To the extent not addressed above, Dodge & Cox will review shareholder proposals regarding social and environmental issues on a case-by-case basis and will consider supporting proposals that address material issues that it believes will protect and/or enhance the long-term value of the company.

VIII.	Mutual Fund Proxies

A.	Election of Trustees / Directors.

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B.	Investment Advisory Agreement.

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions.

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.

Conflicts of Interest

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company); or (v) a member of the Dodge & Cox Funds Board of Trustees is a director of a public company held by the Funds. Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these

Policies and Procedures to serve the best interests of its clients and will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer, and senior management. The Proxy Policy Committee, Compliance Officer, and senior management may consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests. When Dodge & Cox-managed separate accounts, funds or other collective investment vehicles are shareholders of Dodge & Cox Funds, Dodge & Cox will, where possible, vote client proxies relating to the Dodge & Cox Funds by voting the shares in the same proportion as the votes of other shareholders in the relevant Funds (so called “echo voting”).

Proxy Voting Recordkeeping

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements or proxy meeting information received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s responses to such requests (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.

Review of Policies and Procedures

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

How to Obtain Dodge & Cox Funds Proxy Voting Record

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at dodgeandcox.com and on the SEC’s website at www.sec.gov.

Link to Prospectus

DODGE & COX FUNDS

PART C – OTHER INFORMATION

Item 28.	Exhibits:

	(a) 1	Amended and Restated Trust Instrument – incorporated by reference to Post-Effective Amendment No. 87

	(a) 2	Amendment to the Amended & Restated Trust Instrument – incorporated by reference to Post-Effective Amendment No. 91

	(b)	Amended and Restated Bylaws – incorporated by reference to Post-Effective Amendment No. 89

	(d) 1	Investment Management Agreements

Dodge & Cox Balanced Fund – incorporated by reference to Post-Effective Amendment No. 63

Dodge & Cox Stock Fund – incorporated by reference to Post-Effective Amendment No. 63

Dodge & Cox Income Fund – incorporated by reference to Post-Effective Amendment No. 63

Dodge & Cox International Stock Fund – incorporated by reference to Post-Effective Amendment No. 67

Dodge & Cox Global Stock Fund – incorporated by reference to Post-Effective Amendment No. 76

Dodge & Cox Global Bond Fund – incorporated by reference to Post-Effective Amendment No. 87

Dodge & Cox Emerging Markets Stock Fund - to be filed by amendment

	(d) 2	Expense Reimbursement Agreement for Dodge & Cox Global Bond Fund – incorporated by reference to Post-Effective Amendment No. 93

Expense Reimbursement Agreement for Dodge & Cox Emerging Markets Stock Fund - to be filed by amendment

	(g)	Amended and Restated Custodian Agreement – incorporated by reference to Post-Effective Amendment No. 87

	(h) 1	Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 63

	(h) 2	Anti-Money Laundering Amendment to Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 70

	(h) 3	Appendix A-1 of Anti-Money Laundering Amendment dated July 5, 2006 to Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 75

	(h) 4	Amendment to Transfer Agency and Service Agreement – incorporated by reference to Post-Effective Amendment No. 95

	(i)	Opinion and Consent of Legal Counsel to the Funds – incorporated by reference to Post-Effective Amendment No. 87

	(j) 1	Consent of Independent Registered Public Accounting Firm – to be filed by amendment

	(j) 2	Signatures/Power of Attorney – incorporated by reference to Post-Effective Amendment No. 95

	(j) 3	Signature / Power of Attorney – incorporated by reference to Post-Effective Amendment 58

	(p)	Code of Ethics – incorporated by reference to Post-Effective Amendment 58

	(q) 1	Audited financial statements of Dodge & Cox Global Bond Fund, L.L.C. – incorporated by reference to Post-Effective Amendment No. 86

	(q) 2	Appointment of Agent for Service of Process by Dodge & Cox Global Stock Fund Cayman, Ltd. and Dodge & Cox International Stock Fund Cayman, Ltd. – incorporated by reference to Post-Effective Amendment No. 93

	(q) 3	Appointment of Agent for Service of Process by Dodge & Cox Global Bond Fund Cayman, Ltd. – incorporated by reference to Post-Effective Amendment No. 97

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Dodge & Cox Global Stock Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox Global Stock Fund Cayman, Ltd. (“GSF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The GSF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox Global Stock Fund’s annual and semi-annual reports to shareholders.

The Dodge & Cox International Stock Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox International Stock Fund Cayman, Ltd. (“ISF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The ISF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox International Stock Fund’s annual and semi-annual reports to shareholders.

The Dodge & Cox Global Bond Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox Global Bond Fund, Cayman, Ltd. (“GBF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The GBF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox Global Bond Fund’s annual and semi-annual reports to shareholders.

Item 30.	INDEMNIFICATION

Section 10.02 of the Trust Instrument provides for indemnification of Trustees of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and Dodge & Cox maintain officers’ and directors’ liability insurance in the amount of $140,000,000 with no deductible for the Trust’s officers and trustees and $1,000,000 deductible for the joint insured entities. An additional “Side A Excess” policy in the amount of $25,000,000 covers additional liabilities of the independent trustees of the Trust.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Dodge & Cox serves as the investment adviser to the Registrant. Dodge & Cox also serves as investment adviser to other pooled investment vehicles and institutional and individual separate accounts. It has no other business activities. Business backgrounds of the principal executive officers and directors of the adviser who also hold positions with the Registrant are included under “Management of the Fund – Officers and Trustees” in Part B of the Registration Statement.

Item 32.	PRINCIPAL UNDERWRITERS

(a)	None. Each series is a no-load, open-end management investment company selling shares directly to the public.

(b)	Not Applicable

(c)	Not Applicable

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

Previously filed on Form N-CEN

Item 34.	MANAGEMENT SERVICES

Not Applicable

Item 35.	UNDERTAKINGS

Registrant hereby undertakes to furnish to each person, to whom Registrant’s Prospectus is delivered, a copy of the most recent Annual Report to Shareholders of the relevant portfolio upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the 3rd day of August, 2020.

DODGE & COX FUNDS

*By:	/s/ Dana M. Emery
Dana M. Emery
President (Principal Executive Officer)

*By:	/s/ Roberta R. W. Kameda
Roberta R.W. Kameda as attorney-in-fact**

Dodge & Cox Funds is organized under an Amended and Restated Trust Instrument dated February 25, 2014. A Restated Certificate of Trust of the Dodge & Cox Funds was filed with the Secretary of State of Delaware on September 8, 2014. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant as provided in the Trust Instrument of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Dana M. Emery	President and Trustee	August 3, 2020
Dana M. Emery*	(Principal Executive Officer)

/s/ Charles F. Pohl	Chairman and Trustee	August 3, 2020
Charles F. Pohl*

/s/ David H. Longhurst	Treasurer	August 3, 2020
David H. Longhurst*	(Principal Financial and Accounting Officer)

/s/ Caroline M. Hoxby	Trustee	August 3, 2020
Caroline M. Hoxby*

/s/ Thomas A. Larsen	Trustee	August 3, 2020
Thomas A. Larsen*

/s/ Ann Mather	Trustee	August 3, 2020
Ann Mather*

/s/ Robert B. Morris III	Trustee	August 3, 2020
Robert B. Morris, III*

/s/ Gabriela Franco Parcella	Trustee	August 3, 2020
Garbriela Franco Parcella*

/s/ Gary Roughead	Trustee	August 3, 2020
Gary Roughead*

/s/ Mark E. Smith	Trustee	August 3, 2020
Mark E. Smith*

/s/ John B. Taylor	Trustee	August 3, 2020
John B. Taylor*

*By:	/s/ Roberta R. W. Kameda
Roberta R. W. Kameda
Secretary as attorney-in-fact**

**	Powers of Attorney previously filed or filed herewith

DODGE & COX FUNDS

INDEX TO EXHIBITS